Exhibit A

This share exchange is made for the securities of a Japanese company. The share exchange is subject to disclosure requirements of Japan that are different from those of the United States. Financial statements included in the document, if any, have been prepared in accordance with Japanese accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the federal securities laws, since the issuer is located in Japan, and some or all of its officers and directors are residents of Japan. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of United States securities laws. Furthermore, it may be difficult to compel a Japanese company and its affiliates to subject themselves to a United States court’s judgment.

You should be aware that the issuer may purchase securities otherwise than under the share exchange, such as in open market or privately negotiated purchases.

Note:	This document has been translated from a part of the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail.

Securities Code 2362
March 10, 2021

To Shareholders

4-1, Marunouchi 1-chome, Chiyoda-ku, Tokyo
YUMESHIN HOLDINGS Co.,Ltd.
President and Representative Director Daio Sato

Convocation Notice for the Extraordinary General Meeting of Shareholders

Dear Shareholders,

Notice is hereby given that the extraordinary general meeting of shareholders will be held as described below.

As the new coronavirus infection (COVID-19) has been spreading, shareholders attending this general meeting of shareholders are kindly requested to wear a mask and take other countermeasures to ensure the safety of the meeting and prevent the spread of infections. At the same time, we sincerely request your cooperation in exercising your voting rights in writing or on the internet in advance and refraining from attending this meeting in person to the extent possible. You may exercise your voting rights in advance in either of the following methods. Please read the reference material for the extraordinary general meeting of shareholders, described below, and exercise your voting rights.

[Exercising voting rights in writing]

Please express your approval or disapproval of the proposal in the enclosed Voting Right Exercise Form and send it back to arrive at the Company by 6:00 p.m. on Thursday, March 25, 2021.

[Exercising voting rights through the internet]

Please see “Request upon exercising voting rights through the internet,” described later, and enter your approval or disapproval by 6:00 p.m. on Thursday, March 25, 2021.

Yours sincerely, President and Representative Director Daio Sato

1.	Date and Time	Friday, March 26, 2021 at 9:30 a.m. (Doors open at 9:00 a.m.) Japan time

2.	Venue	4-1, Marunouchi 1-chome, Chiyoda-ku, Tokyo

Conference Room at the head office on the 22nd floor of Marunouchi Eiraku Building

(Please note that the venue for this meeting is different from the one in which the last general meeting of shareholders was held and see “Access to the venue for the extraordinary general meeting of shareholders,” described at the end of this document.)

3.	Agenda for the Meeting Matters for resolution	Proposal	Approval of Merger Agreement concerning Absorption-type Merger between BeNEXT Group Inc. and YUMESHIN HOLDINGS, Co., Ltd.

• 1.	If you attend the meeting in person, please submit the enclosed Voting Rights Exercise Form to the reception desk.

2.

If you exercise your voting rights through the internet and also send the Voting Rights Exercise Form back to the Company, the exercise of voting rights through the internet will be treated as the expression of your opinion. If you exercise your voting rights twice or more through the internet, the most recent exercise will be treated as the expression of your opinion.

3.	If you exercise voting rights with the Voting Rights Exercise Form and fail to express your approval or disapproval of the proposal, it will be deemed that you indicated your approval of the proposal.

4.

If you make a diverse exercise of your voting rights, please notify the Company in writing of your intention of making a diverse exercise of your voting rights and the reasons thereof by three days prior to the extraordinary general meeting of shareholders.

5.

If you exercise your voting rights through a proxy, this is limited to the case that you delegate exercising voting rights to other shareholder who is entitled to exercise voting rights. Please note that such proxy must be only one shareholder.

6.

Of the documents which are required to be attached to the convocation notice for the extraordinary general meeting of shareholders, the contents, such as the article of incorporation and financial statements for the most recent business year of BeNEXT Group Inc. are reported on the website of the Company (https://www.yumeshin-hd.co.jp) in accordance with the provisions of laws and regulations. Therefore, they are not shown in the documents attached to this notice.

7.

If any changes arise to the Reference Material for the Extraordinary General Meeting of Shareholders, the revised matters will be reported on the website of the Company. (https://www.yumeshin-hd.co.jp).

“Notice of Measures to Prevent the Spread of COVID-19”

In the interest of preventing the contraction and spread of COVID-19, we put the safety of shareholders first and will hold the general meeting of shareholders in the accordance with the following policy.

We sincerely request your understanding and cooperation.

(1)	There will be no gift prepared.

(2)	Please exercise your voting rights in advance through the methods mentioned above, so that you will not need to attend the meeting in person to exercise your voting rights.

(3)	Please wear a mask when attending the meeting in person.

(4)

We will measure the body temperature of attending shareholders at the reception of the meeting. If your temperature is found to be 37.5 degrees C or higher, we will have to take countermeasures, such as denying your entry. Please understand this in advance.

(5)	Our officers and staff operating the meeting will wear a mask.

(6)

Depending on the circumstances going forward, we will give notice on the Company’s website if there are any changes to the way the meeting is convened and operated. Please check the Company’s website appropriately (https://www.yumeshin-hd.co.jp).

Guide to Exercising Voting Rights

You can exercise your voting rights in the Shareholders Meeting via one of the following methods.

If You Are Attending the Shareholders Meeting

Date and time of the Shareholders Meeting

Friday, March 26, 2021, at 9:30 a.m. (Japan time) (Reception begins at 9:00 a.m.)

When attending the meeting, please submit the enclosed Voting Rights Exercise Form at the reception desk of the meeting venue (No seal is required).

If You Are Unable to Attend the Shareholders Meeting

•	Exercising Voting Rights by Mail (in Writing)

Deadline for Exercise

Thursday, March 25, 2021 at 6:00 p.m. (Japan time)

Please indicate your vote for or against the proposals on the enclosed Voting Rights Exercise Form and return it so that it is received by the deadline for exercise.

•	Exercising Voting Rights via the Internet, etc.

Deadline for Exercise

Thursday, March 25, 2021 at 6:00 p.m. (Japan time)

Please access the voting rights exercise website (https://www.web54.net) and enter your vote for or against the proposals by following the guidance onscreen.

Please refer to the next page for information on how to exercise your voting rights via the Internet, etc..

Notes regarding the Electronic Voting Platform

In addition to the abovementioned method of exercising voting rights, institutional investors may use the Electronic Voting Platform for exercising voting rights operated by ICJ Inc.

Notes Regarding Exercise of Voting Rights via the Internet, etc.

Exercise of voting rights via the Internet is only possible via the voting rights exercise website designated by the Company. It is also possible to access the voting website using a smartphone, mobile phone, etc.

Voting rights exercise website: https://www.web54.net

Voting deadline: By 6:00 p.m. on Thursday, March 25, 2021

You can access the voting rights exercise website by reading the QR code on the left using a mobile phone with a bar code reader.

For details on how to operate, please refer to the instruction manual for your mobile phone.

(QR code is a registered trademark of DENSO WAVE INCORPORATED.)

How to access the voting website using a personal computer

1.	Access the voting rights exercise website Then, click “Next.”

2.	Enter the voting rights exercise code

Enter the “voting rights exercise code” written on the Voting Rights Exercise Form at hand (or in the convocation email) and click “Log In.”

3.	Enter the password

Enter the “password” written on the Voting Rights Exercise Form at hand (or in the convocation email) and click “Next.”

After that, please follow the on-screen instructions to enter your vote for or against the proposals.

How to exercise your voting rights with “Smart Exercise”

1.	Read the QR code

Activate a camera on your smartphone and read the “QR code to log in to the voting rights exercise website for smartphones” printed on the Voting Rights Exercise Form at hand.

2.	Choose how to exercise your voting rights

3.	Choose to vote for or against each proposal

After that, please follow the on-screen instructions to enter your vote for or against the proposals.

*	When you change your vote after the exercise, it is required to re-read the QR code and enter the “voting rights exercise code” and “password” written on your Voting Rights Exercise Form.

For any inquiries on exercise of voting rights via the Internet, please contact the following:

Stock Transfer Agency Web Support, Sumitomo Mitsui Trust Bank, Limited

Dedicated line: 0120 (652) 031 (Toll free within Japan) Open from 9:00 a.m. to 9:00 p.m.

Reference Material for the Extraordinary General Meeting of Shareholders

Agenda and Reference Information

Proposal: Approval of Merger Agreement concerning Absorption-type Merger between BeNEXT Group Inc. and YUMESHIN HOLDINGS, Co., Ltd.

BeNEXT Group Inc. (hereinafter referred to as “BeNEXT Group”) and YUMESHIN HOLDINGS, Co., Ltd. (hereinafter referred to as the “Company”) resolved on January 29, 2021, at the meetings of Board of Directors of each company, to integrate the management of both companies (hereinafter referred to as the “Management Integration”) through a merger of both companies (The absorption-type merger, with April 1, 2021 as the effective date (scheduled)), in which BeNEXT Group will become the company surviving the merger and the Company will become the company absorbed in the merger. Hereinafter referred to as the “Merger”).

On January 29, 2021, the two companies concluded a merger agreement concerning the absorption-type merger related to the Merger (hereinafter referred to as the Merger Agreement). Accordingly, the Company requests that shareholders approve the Merger Agreement. The following are the reasons for entering into the absorption-type merger, contents of the agreement of the absorption-type merger and other matters related to this proposal.

1. Objectives of the Absorption-type Merger

(1)	Background of the Management Integration

While competition for hiring has intensified due to the increasing need for companies to secure human resources as the working-age population declines and ages, the Japanese temporary staffing industry, in particular the temporary engineer staffing market, has seen significant growth in recent years due to the transition to a society that allows diverse work styles and the provision of opportunities for engineers to advance their careers in a new style, where they can acquire a high level of expertise in a specific field while gaining experience at multiple companies. Especially, with the aim of strengthening the supply of human resources to the IT industry, which is in high demand in recent years, this market is rapidly expanding, helping to eliminate the mismatch between the skill sets of the current productive population and the necessary human resources through human resource retraining.

In this business environment, in order to continue creating chances to take “next step”, BeNEXT Group has been operating its business under the corporate philosophy of “A world, forge career and drive change” and YUMESHIN HD has been operating its business under the corporate philosophy of “Create excellent employment opportunities for everyone. Give joy by making dreams come true through work. Continue to be an educational institution for working adults”, aiming to contribute to the realization of the joy of working people and social development through the creation of chances to work in the jobs they desire.

Due in part to the affinity of the two companies’ corporate philosophies described above, as a result of repeated discussions between the two companies since November last year on the possibility of Management Integration, the two companies have reached a final agreement that the best course of action is to execute the Management Integration under a spirit of equality between the two companies, since two companies believe that the establishment of a stable financial base and economies of scale in management will contribute to the provision of a better working environment for employees and the improvement of the satisfaction of client companies.

(2)	Objectives of the Management Integration

The two companies will proceed with the Management Integration with the aim of realizing the integration effects based on “Expansion of Business Domain”, “Strengthening Recruitment and Human Resource Development Capabilities, etc.” and “Strengthening the Financial Base”.

(i)	Expansion of Business Domain

While BeNEXT Group and YUMESHIN HD both belong to the same engineer temporary staffing industry, they have different characteristics. BeNEXT Group is mainly engaged in the dispatch of a wide range of engineers for design and development in the mechanical, electrical and electronic engineering fields, as well as manufacturing dispatch and overseas staffing services in the UK and other countries. In recent years, BeNEXT Group has been focusing on the recruitment and training of IT engineers in response to the growing need for human resources in the IT field. On the other hand, YUMESHIN HD has the largest share in the construction engineer staff market in Japan, mainly by way of dispatching construction management engineers. In recent years, YUMESHIN HD has been expanding its temporary staffing and contracting business in the same fields as BeNEXT Group’s engineer staffing business, particularly in the IT field, and has been strengthening its engineer training system.

The two companies have almost no overlap in clients in their core businesses, and we believe that the business portfolio of the two companies will be strengthened in a well-balanced manner through the Management Integration. In addition, in the IT field, which is expected to expand in the future, we will be able to respond to client needs in a broad and speedy manner by expanding the scale of our business, which is an ideal combination for future business growth, and we believe that the Management Integration will enable us to develop into an even more prominent company in the engineer temporary staffing industry. Furthermore, through the expansion of our business domain, we aim to become a company that can provide employees with a variety of opportunities and possibilities for their career growth.

(ii)	Strengthening Recruitment and Human Resource Development Capabilities, etc.

In the engineer temporary staffing industry, some companies have strength in hiring and dispatching experienced engineers, but both BeNEXT Group and YUMESHIN HD focus on hiring inexperienced workers and providing career advancement opportunities for them, and therefore have a high affinity for know-how in recruiting and education. Further, through the Management Integration, the knowledge and experience of both companies will be combined, and the know-how of improving the skills of dispatched employees through training and skill improvement at the client company will be shared with each other, which will lead to further strengthening of human resource development capabilities. Furthermore, in terms of recruiting, we expect to further strengthen our recruiting capabilities such as by expanding the scale of the company through the Management Integration, and aim to provide workplaces where employees can work with greater peace of mind by sharing the know-how of both companies and further strengthening management such as by expanding the human resources.

(iii)	Strengthening the Financial Base

Through the Management Integration, we will be able to expand our corporate scale and improve our creditworthiness, thereby strengthening our financial base and establishing a structure that can respond to further large-scale industry restructuring.

2. Overview of the Content of the Absorption-Type Merger Agreement

The content of the Absorption-Type Merger Agreement executed between the Company and BeNEXT Group on January 29, 2021 is as bellow.

Absorption-Type Merger Agreement

BeNEXT Group Inc. (hereinafter referred to as “BeNEXT Group”) and YUMESHIN HOLDINGS Co., Ltd. (hereinafter referred to as “YUMESHIN HD”), as of January 29, 2021 (hereinafter referred to as “Execution Date”), enter into a merger agreement (hereinafter referred to as this “Agreement”) as follows:

Article1 (Absorption-Type Merger)

BeNEXT Group and YUMESHIN HD shall execute an absorption-type merger (hereinafter referred to as “Merger”) in accordance with this Agreement, with BeNEXT Group as the company surviving the absorption-type merger and YUMESHIN HD as the company absorbed in the absorption-type merger.

Article 2 (Company Names and Addresses of BeNEXT Group and YUMESHIN HD)

The company names and addresses of BeNEXT Group and YUMESHIN HD shall be as follows:

(1)	(Company Name and Address of BeNEXT Group)

Company Name: BeNEXT Group Inc.

Address: 2-14-1 Higashi-shimbashi, Minato-ku, Tokyo, Japan

(2)	(Company Name and Address of YUMESHIN HD)

Company Name: YUMESHIN HOLDINGS Co., Ltd.

Address: 1-4-1 Marunouchi, Chiyoda-ku, Tokyo, Japan

Article 3 (Shares to be Delivered upon the Merger and Allotment thereof)

1.

Upon the Merger, BeNEXT Group shall deliver to the shareholders of YUMESHIN HD at the time immediately before the Merger takes effect (hereinafter referred to as “Base Time”) (excluding, however, BeNEXT Group and YUMESHIN HD; hereinafter referred to as “Shareholders to be Allotted”) the number of common stock shares of BeNEXT Group obtained by multiplying the total number of common stock shares of YUMESHIN HD held by Shareholders to be Allotted (excluding the number of shares relating to the demand for purchase of shares under Article 785, Paragraph 1 of the Companies Act) by 0.63.

2.

Upon the Merger, BeNEXT Group shall allot to the Shareholders to be Allotted the common stock of BeNEXT Group at the rate of 0.63 shares of common stock of BeNEXT Group per share of common stock of YUMESHIN HD held by BeNEXT Group.

3.

In cases where there is a fraction of less than one (1) share in the number of common stock shares of BeNEXT Group to be delivered by BeNEXT Group to shareholders of YUMESHIN HD in accordance with the preceding two paragraphs, it shall be handled in accordance with Article 234 of the Companies Act and other relevant laws and regulations.

Article 4 (Stock Acquisition Rights to be Delivered upon the Merger and Allotment thereof)

1.

Upon the Merger, BeNEXT Group shall deliver to each holder of the stock acquisition rights of YUMESHIN HD as of the Base Time listed in Column 1 of (1) through (6) of the following table the same number of the stock acquisition rights of BeNEXT Group listed in Column 2 of (1) through (6) of the same table as the total number of the stock acquisition rights as of the Base Time in lieu of the stock acquisition rights of YUMESHIN HD held such holder.

	Column 1			Column 2
	Name	Details	Remaining Number of Stock Acquisition Rights (units)	Name	Details
(1)	YUMESHIN HOLDINGS Co., Ltd. 10th Series of Stock Acquisition Rights	As described in Exhibit (1) -1	4,899 units	BeNext-Yumeshin Group Co. 2nd Series of Stock Acquisition Rights	As described in Exhibit (1) -2

(2)	YUMESHIN HOLDINGS Co., Ltd. 11the Series of Stock Acquisition Rights	As described in Exhibit (2) -1	1,568 units	BeNext-Yumeshin Group Co. 3rd Series of Stock Acquisition Rights	As described in Exhibit (2) -2

(3)	YUMESHIN HOLDINGS Co., Ltd. 12th Series of Stock Acquisition Rights	As described in Exhibit (3) -1	647 units	BeNext-Yumeshin Group Co. 4th Series of Stock Acquisition Rights	As described in Exhibit (3) -2

(4)	YUMESHIN HOLDINGS Co., Ltd. 13th Series of Stock Acquisition Rights	As described in Exhibit (4) -1	5 units	BeNext-Yumeshin Group Co. 5th Series of Stock Acquisition Rights	As described in Exhibit (4) -2

(5)	YUMESHIN HOLDINGS Co., Ltd. 14th Series of Stock Acquisition Rights	As described in Exhibit (5) -1	—	BeNext-Yumeshin Group Co. 6th Series of Stock Acquisition Rights	As described in Exhibit (5) -2

(6)	YUMESHIN HOLDINGS Co., Ltd. 15th Series of Stock Acquisition Rights	As described in Exhibit (6) -1	—	BeNext-Yumeshin Group Co. 7th Series of Stock Acquisition Rights	As described in Exhibit (6) -2

(Note 1) The Column “Remaining Number of Stock Acquisition Rights “ indicates the number of acquisition rights remaining as of the Execution Date. “14th Series of Stock Acquisition Rights of Yumeshin HD Co., Ltd.” and “15th Series of Stock Acquisition Rights of Yumeshin HD Co., Ltd.” have not been issued as of the Execution Date, and are scheduled to be issued on February 8, 2021, as the date of payment of the money in exchange for each stock acquisition right, based on the resolution of the Board of Directors of Yumeshin HD held on November 20, 2020 and the Execution Date.

(Note 2) If the remaining number of stock acquisition rights listed in Column 1 of (1) through (6) of this table decreases due to exercise, etc. prior to the effective date of the Merger, the number of stock acquisition rights to be issued that is listed in Column 2 corresponding to the decrease shall be reduced, and if the remaining number of any of the stock acquisition rights listed in Column 1 of (1) through (6) of this table becomes zero (0) (including cases where stock acquisition rights listed in Column 1 of (5) and (6) of this table are not issued) as a result, the issuance of stock acquisition rights listed in Column 2 corresponding to the decrease shall be cancelled and the number shall be vacant.

2.

Upon the Merger, BeNEXT Group shall allot to each holder of the stock acquisition rights of Yumeshin HD as of the Base Time listed in Column 1 of (1) through (6) of the table of the preceding paragraph one (1) stock acquisition right of BeNEXT Group listed in Column 2 of (1) through (6) of the same table for each one (1) stock acquisition right of Yumeshin HD held by such holder.

Article 5 (Matters concerning the Amount of Capital and Reserves of BeNEXT Group)

The amount of capital and reserves of BeNEXT Group to be increased by the Merger shall be determined by BeNEXT Group in accordance with Article 35 or Article 36 of the Regulation on Corporate Accounting.

Article 6 (Effective Date of the Merger)

The effective date of the Merger (hereinafter referred to as “Effective Date”) shall be April 1, 2021. However, if necessary in accordance with the progress of the procedures of the Merger, Effective Date may be changed through mutual consultation between BeNEXT Group and Yumeshin HD in accordance with Article 790 of the Companies Act.

Article 7 (General Meeting of Shareholders)

1.

BeNEXT Group shall obtain the resolution of the general meeting of shareholders regarding the approval of this Agreement and other matters necessary for the Merger by the day immediately preceding the Effective Date.

2.

Yumeshin HD shall obtain the resolution of the general meeting of shareholders regarding the approval of this Agreement and other matters necessary for the Merger by the day immediately preceding the Effective Date.

Article 8 (Succession of Company Property)

BeNEXT Group shall succeed to the assets and liabilities of Yumeshin HD and all rights and obligations incidental thereto on the Effective Date.

Article 9 (Duty of Care of a Prudent Manager)

BeNEXT Group and Yumeshin HD shall execute their business and manage their property with the care of a prudent manager after execution of this Agreement and until the Effective Date, and shall conduct any acts that may have a material impact on the property and rights and obligations after consultation between BeNEXT Group and Yumeshin HD in advance and with the consent of the other party.

Article 10 (Dividends of Surplus)

1.	BeNEXT Group and Yumeshin HD shall not make a resolution for dividends of surplus with a record date falling on or before the Effective Date after the Execution Date.

2.

Notwithstanding the preceding paragraph, BeNEXT Group may distribute dividends of surplus to shareholders or registered pledgees of shares stated or recorded in the final register of shareholders as of December 31, 2020 up to a maximum of 17 yen per share and the total amount of 729,744,227 yen.

Article 11 (Modification or Termination of this Agreement)

During the period from the Execution Date until the Effective Date, this Agreement may be modified or terminated through mutual consultation between BeNEXT Group and Yumeshin HD in the event that there is a material change in the property or business conditions of BeNEXT Group or Yumeshin HD, a situation arises that seriously impedes the execution of the Merger or it becomes difficult to achieve the purpose of this Agreement.

Article 12 (Effect of this Agreement)

This Agreement shall cease to be effective if the approval of the general meeting of shareholders of BeNEXT Group and Yumeshin HD set forth in Article 7 is not obtained or if the approval, etc. of the relevant government agencies necessary for the execution of the Merger set forth in laws and regulations, etc. (including laws and regulations of foreign countries) is not obtained by the day immediately preceding the Effective Date.

Article 13 (Matters for Consultation)

In addition to what is set forth in this Agreement, necessary matters regarding the Merger shall be determined from time to time through mutual consultation between BeNEXT Group and Yumeshin HD in accordance with the purpose of this Agreement.

(The remainder of this page is intentionally left blank.)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement in duplicate, and after affixing their names and seals thereto, shall retain one copy each.

January 29, 2021

BENEXT GROUP: 2-14-1 Higashi-shimbashi, Minato-ku, Tokyo, Japan

BeNEXT Group Inc.

President and Representative Director Yutaka Nishida

YUMESHIN HD: 1-4-1 Marunouchi, Chiyoda-ku, Tokyo, Japan

Yumeshin HD Co., Ltd.

President and Representative Director Daio Sato

Exhibit (1) -1

Outline of 10th Series of Stock Acquisition Rights of YUMESHIN HOLDINGS Co., Ltd.

1.	Name of the Stock Acquisition Rights

10th Series of Stock Acquisition Rights of YUMESHIN HOLDINGS Co., Ltd.

2.	Class and Number of Shares to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

The number of shares to be issued or transferred upon exercise of one Stock Acquisition Right (hereinafter referred to as “Number of Shares to be Allotted”) shall be 100 shares of the common stock of the Company. In the event that, after the allotment date of the Stock Acquisition Rights, the Company conducts a stock split (including an allotment without consideration (musho-wariate) of shares of common stock of the Company; the same shall apply hereinafter.) or stock consolidation, the Number of Shares to be Allotted shall be adjusted in accordance with the following formula. However, such adjustment shall be made only to the number of shares to be issued or transferred upon exercise of the Stock Acquisition Rights, which have not yet been exercised at the time of adjustment. Any fraction less than one share arising from the adjustment shall be rounded down.

Number of Shares to be Allotted after adjustment = Number of Shares to be Allotted before adjustment × Ratio of split (or consolidation)

In the event that, after the allotment date of the Stock Acquisition Rights, the Company conducts a merger, corporate split, or reduces the amount of capital, or in any other event equivalent thereto where an adjustment of Number of Shares to be Allotted shall be required, the Company shall appropriately adjust the Number of Shares to be Allotted.

3.	Amount of Assets to be Contributed upon Exercise of the Stock Acquisition Rights or Calculation Method Therefor

The amount of assets to be contributed upon exercise of each Stock Acquisition Right shall be the amount obtained by multiplying the amount to be paid in per share (hereinafter referred to as “Exercise Price”) by the Number of Shares to be Allotted.

The Exercise Price shall be one (1) yen.

In the event that, after the allotment date of the Stock Acquisition Rights, the Company conducts a stock split or stock consolidation, the Exercise Price shall be adjusted in accordance with the following formula, with any fraction less than one yen arising from the adjustment rounded up.

In the event that, after the allotment date of the Stock Acquisition Rights, the Company issues new shares of or disposes of treasury shares of common stock of the Company at a price below the market price (excluding the cases of the issuance of new shares and the disposition of treasury shares upon exercise of the stock acquisition rights and the transfer of treasury shares through share exchange), the Exercise Price shall be adjusted in accordance with the following formula, with any fraction less than one yen arising from the adjustment rounded up.

The “Number of outstanding shares” provided in the above formula is obtained by deducting the number of treasury shares of common stock of the Company from the total number of outstanding shares of common stock of the Company. In the event that the Company disposes of treasury shares of common stock, the “Number of shares newly issued” shall be replaced by the “Number of treasury of shares to be disposed of”. In addition to the above, in the event that, after the allotment date of the Stock Acquisition Rights, the Company conducts a merger with another company or corporate split or in any other event equivalent thereto where an adjustment of Exercise Price shall be required, the Company may adjust the Exercise Price appropriately to the extent reasonable.

4.	Exercise Period of the Stock Acquisition Rights

The period during which the Stock Acquisition Rights may be exercised (hereinafter referred to as “Exercise Period”) shall be the period from April 1, 2019 to December 31, 2024 (however, if December 31, 2024 is not a bank business day, it shall be the preceding bank business day.).

5.	Matters concerning the Capital and Capital Reserves to be Increased

1) The amount of capital to be increased due to the issuance of shares upon exercise of the Stock Acquisition Rights shall be one half (1/2) of the maximum amount of increase in the capital, etc. to be calculated in accordance with Article 17, Paragraph 1 of the Regulation on Corporate Accounting. Any fraction less than one yen arising from such calculation shall be rounded up.

2) The amount of capital reserve to be increased due to the issuance of shares upon exercise of the Stock Acquisition Rights shall be the amount obtained by deducting the amount of capital to be increased set forth in 1) above, from the maximum amount of increase in the capital, etc. stated in 1) above.

6.	Restriction on Acquisition of the Stock Acquisition Rights through Transfer

Acquisition of the Stock Acquisition Rights through transfer shall require the approval by resolution of the Board of Directors of the Company.

7.	Conditions for Exercise of the Stock Acquisition Rights

1) The stock acquisition right holders may exercise the Stock Acquisition Rights up to the percentage set forth in 3) below only when the cumulative amount of the net income before income taxes in the Company’s audited consolidated statements of income for the fiscal years ended September 30, 2016 through September 30, 2017, as stated in the annual securities reports submitted by the Company, exceeds 4 billion yen. In the event of any material change in the concept of income before income taxes to be referenced due to the application of International Financial Reporting Standards, etc., the Board of Directors shall separately determine the index to be referenced.

2) During the period from the allotment date to the expiration date of the Exercise Period of the Stock Acquisition Rights, if, for any five (5) consecutive trading days, the average closing price of ordinary transactions of shares of common stock of the Company on the Tokyo Stock Exchange falls below, even at once, the price obtained by multiplying the closing price on the day immediately preceding the date of resolution by the Board of Directors by sixty percent (60%) (any fraction less than one yen shall be rounded up), the Stock Acquisition Rights may not be exercised, even if the condition in 1) above is satisfied.

3) The stock acquisition right holders may exercise the Stock Acquisition Rights up to the percentages listed in the following items during the periods listed in the following items, including the Stock Acquisition Rights that have been already exercised. In this case, if the number of exercisable Stock Acquisition Rights calculated based on such percentage results in a fraction less than one Stock Acquisition Right, only the number of Stock Acquisition Rights rounded down to the first decimal place may be exercised.

(i) From April 1, 2019 to March 31, 2021

Fifty percent (50%) of the total number of the Stock Acquisition Rights allotted to the stock acquisition right holders

(ii) From April 1, 2021 to December 31, 2024

One hundred percent (100%) of the total number of the Stock Acquisition Rights allotted to the stock acquisition right holders

4) The stock acquisition right holder shall be required to be a director, auditor or employee of the Company or any of the affiliated companies of the Company (referring to an affiliated company as prescribed in the Regulation on Terminology, Forms, and Preparation Methods of Financial Statements) upon exercise of the Stock Acquisition Rights. However, this shall not apply in the event of resignation due to expiration of the term of office or mandatory retirement, or other justifiable grounds recognized by the Company.

5) When the stock acquisition right holder who is an employee of the Company receives a demotion or severer disciplinary punishment prescribed in the working regulations of the Company, such stock acquisition right holder may not exercise the Stock Acquisition Rights after the disposition.

6) When the stock acquisition right holder is given a court sentence of imprisonment or greater severity, such stock acquisition right holder may not exercise the Stock Acquisition Rights after the disposition.

7) The exercise of the Stock Acquisition Rights by heirs of the stock acquisition right holder shall not be permitted.

8) When the total number of outstanding shares would exceed the number of then-authorized shares by the exercise of the Stock Acquisition Rights at the time of exercise thereof, the Stock Acquisition Rights may not be exercised.

9) Each Stock Acquisition Right may not be exercised for less than one Stock Acquisition Right.

8.	Matters concerning Acquisition of the Stock Acquisition Rights

(1) The Company may acquire all of the Stock Acquisition Rights without consideration at the arrival of the day separately prescribed by the Board of Directors of the Company, in the event that any of the following is approved at the General Meeting of Shareholders of the Company (or, if the approval of the General Meeting of Shareholders is not required, in the event that any of the following is resolved at the Meeting of the Board of Directors of the Company): a merger agreement, under which the Company shall become an absorbed company; an absorption-type company split agreement or incorporation-type company split plan with respect to the company split, under which the Company shall become a split company; a stock exchange agreement or stock transfer plan, under which the Company shall become a wholly-owned subsidiary.

(2) The Company may acquire the Stock Acquisition Rights without consideration in the event that the stock acquisition right holder becomes unable to exercise all or part of the Stock Acquisition Rights in accordance with the provision set forth in 7. above prior to the exercise the right.

9.	Treatment of the Stock Acquisition Rights upon Reorganization

In the event that the Company conducts a merger (limited to the cases where the Company is to be absorbed as a result of the Merger), absorption-type company split, incorporation-type company split, stock exchange or stock transfer (hereinafter collectively referred to as “Reorganization”), stock acquisition rights of the companies listed in (a) to (e) of Article 236, Paragraph 1, Item 8, of the Companies Act (hereinafter referred to as “Reorganized Company”) shall be delivered, in each case, to the stock acquisition right holders at the effective date of Reorganization in accordance with the following conditions. However, this shall be limited to the cases where the delivery of the stock acquisition rights of the Reorganized Company in accordance with the following conditions is prescribed in an absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, stock exchange agreement or stock transfer plan.

(1) Number of the Stock Acquisition Rights of the Reorganized Company to be Delivered

The same number of stock acquisition rights as the number of stock acquisition rights held by the stock acquisition right holders shall be delivered respectively.

(2) Class of Shares of the Reorganized Company to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

Shall be shares of common stock of the Reorganized Company.

(3) Number of Shares of the Reorganized Company to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 2. above, based on the consideration of conditions for the Reorganization.

(4) Amount of Assets to be Contributed upon Exercise of the Stock Acquisition Rights

The amount of assets to be contributed upon exercise of each stock acquisition right to be delivered shall, based on the consideration of conditions for the Reorganization, etc., be the amount obtained by multiplying the Exercise Price after reorganization, which is obtained by adjusting the Exercise Price set forth in 3. above, by the number of shares of the Reorganized Company to be issued or transferred upon exercise of the stock acquisition rights, which is determined in accordance with 9. (3) above.

(5) Period during which the Stock Acquisition Rights May be Exercised

Shall be from the first day of the Exercise Period set forth in 4. above or the effective date of the Reorganization, whichever comes later, until the last day of the Exercise Period set forth in 4. above.

(6) Matters concerning the Capital and Capital Reserve to be Increased when Shares are Issued upon Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 5. above.

(7) Restriction on Acquisition of the Stock Acquisition Rights through Transfer

Restriction on acquisition through transfer shall require the approval by resolution of the Board of Directors of Reorganized Company.

(8) Other Conditions for Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 7. above.

(9) Reason and Conditions for Acquisition of the Stock Acquisition Rights

Shall be determined in accordance with 8. above.

(10) Any other conditions shall be determined in accordance with those of the Reorganized Company.

10.	Matters concerning Certificate of Stock Acquisition Rights pertaining to the Stock Acquisition Rights

The Company shall not issue any certificate of stock acquisition rights pertaining to the Stock Acquisition Rights.

Exhibit (2) -1

Outline of 11th Series of Stock Acquisition Rights of YUMESHIN HOLDINGS Co., Ltd.

1.	Name of the Stock Acquisition Rights

11the Series of Stock Acquisition Rights of YUMESHIN HOLDINGS Co., Ltd.

2.	Class and Number of Shares to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

The number of shares to be issued or transferred upon exercise of one Stock Acquisition Right (hereinafter referred to as “Number of Shares to be Allotted”) shall be100 shares of the common stock of the Company.

In the event that, after the allotment date of the Stock Acquisition Rights, the Company conducts a stock split (including an allotment without consideration (musho-wariate) of shares of common stock of the Company; the same shall apply hereinafter.) or stock consolidation, the Number of Shares to be Allotted shall be adjusted in accordance with the following formula. However, such adjustment shall be made only to the number of shares to be issued or transferred upon exercise of the Stock Acquisition Rights, which have not yet been exercised at the time of adjustment. Any fraction less than one share arising from the adjustment shall be rounded down.

Number of Shares to be Allotted after adjustment = Number of Shares to be Allotted before adjustment × Ratio of split (or consolidation)

In the event that, after the allotment date of the Stock Acquisition Rights, the Company conducts a merger, corporate split, or reduces the amount of capital, or in any other event equivalent thereto where an adjustment of Number of Shares to be Allotted shall be required, the Company shall appropriately adjust the Number of Shares to be Allotted.

3.	Amount of Assets to be Contributed upon Exercise of the Stock Acquisition Rights or Calculation Method Therefor

The amount of assets to be contributed upon exercise of each Stock Acquisition Right shall be the amount obtained by multiplying the amount to be paid in per share (hereinafter referred to as “Exercise Price”) by the Number of Shares to be Allotted.

The Exercise Price shall be 801 yen.

In the event that, after the allotment date of the Stock Acquisition Rights, the Company conducts a stock split or stock consolidation, the Exercise Price shall be adjusted in accordance with the following formula, with any fraction less than one yen arising from the adjustment rounded up.

In the event that, after the allotment date of the Stock Acquisition Rights, the Company issues new shares of or disposes of treasury shares of common stock of the Company at a price below the market price (excluding the cases of the issuance of new shares and the disposition of treasury shares upon exercise of the stock acquisition rights and the transfer of treasury shares through share exchange), the Exercise Price shall be adjusted in accordance with the following formula, with any fraction less than one yen arising from the adjustment rounded up.

The “Number of outstanding shares” provided in the above formula is obtained by deducting the number of treasury shares of common stock of the Company from the total number of outstanding shares of common stock of the Company. In the event that the Company disposes of treasury shares of common stock, the “Number of shares newly issued” shall be replaced by the “Number of treasury of shares to be disposed of”.

In addition to the above, in the event that, after the allotment date of the Stock Acquisition Rights, the Company conducts a merger with another company or corporate split or in any other event equivalent thereto where an adjustment of Exercise Price shall be required, the Company may adjust the Exercise Price appropriately to the extent reasonable.

4.	Exercise Period of the Stock Acquisition Rights

The period during which the Stock Acquisition Rights may be exercised (hereinafter referred to as “Exercise Period”) shall be the period from April 1, 2020 to March 31, 2025 (however, if March 31, 2025 is not a bank business day, it shall be the preceding bank business day.).

5.	Matters concerning the Capital and Capital Reserves to be Increased

1) The amount of capital to be increased due to the issuance of shares upon exercise of the Stock Acquisition Rights shall be one half (1/2) of the maximum amount of increase in the capital, etc. to be calculated in accordance with Article 17, Paragraph 1 of the Regulation on Corporate Accounting. Any fraction less than one yen arising from such calculation shall be rounded up.

2) The amount of capital reserve to be increased due to the issuance of shares upon exercise of the Stock Acquisition Rights shall be the amount obtained by deducting the amount of capital to be increased set forth in 1) above, from the maximum amount of increase in the capital, etc. stated in 1) above.

6.	Restriction on Acquisition of the Stock Acquisition Rights through Transfer

Acquisition of the Stock Acquisition Rights through transfer shall require the approval by resolution of the Board of Directors of the Company.

7.	Conditions for Exercise of the Stock Acquisition Rights

1) The stock acquisition right holders may exercise the Stock Acquisition Rights up to the percentage set forth in 2) below only when the cumulative amount of the net income before income taxes in the Company’s audited consolidated statements of income for the fiscal years ended September 30, 2018 through September 30, 2019, as stated in the annual securities reports submitted by the Company, exceeds 6 billion yen. In the event of any material change in the concept of income before income taxes to be referenced due to the application of International Financial Reporting Standards, etc., the Board of Directors shall separately determine the index to be referenced.

2) The stock acquisition right holders may exercise the Stock Acquisition Rights up to the percentages listed in the following items during the periods listed in the following items, including the Stock Acquisition Rights that have been already exercised. In this case, if the number of exercisable Stock Acquisition Rights calculated based on such percentage results in a fraction less than one Stock Acquisition Right, only the number of Stock Acquisition Rights rounded down to the first decimal place may be exercised.

(i) From April 1, 2020 to December 31, 2022

Fifty percent (50%) of the total number of the Stock Acquisition Rights allotted to the stock acquisition right holders

(ii) From January 1, 2023 to March 31, 2025

One hundred percent (100%) of the total number of the Stock Acquisition Rights allotted to the stock acquisition right holders

3) The stock acquisition right holder shall be required to be a director, auditor or employee of the Company or any of the affiliated companies of the Company (referring to an affiliated company as prescribed in the Regulation on Terminology, Forms, and Preparation Methods of Financial Statements) upon exercise of the Stock Acquisition Rights. However, this shall not apply in the event of resignation due to expiration of the term of office or mandatory retirement, or other justifiable grounds.

4) The exercise of the Stock Acquisition Rights by heirs of the stock acquisition right holder shall not be permitted.

5) When the total number of outstanding shares would exceed the number of then-authorized shares by the exercise of the Stock Acquisition Rights at the time of exercise thereof, the Stock Acquisition Rights may not be exercised.

6) Each Stock Acquisition Right may not be exercised for less than one Stock Acquisition Right.

8.	Matters concerning Acquisition of the Stock Acquisition Rights

(1) The Company may acquire all of the Stock Acquisition Rights without consideration at the arrival of the day separately prescribed by the Board of Directors of the Company, in the event that any of the following is approved at the General Meeting of Shareholders of the Company (or, if the approval of the General Meeting of Shareholders is not required, in the event that any of the following is resolved at the Meeting of the Board of Directors of the Company): a merger agreement, under which the Company shall become an absorbed company; an absorption-type company split agreement or incorporation-type company split plan with respect to the company split, under which the Company shall become a split company; a stock exchange agreement or stock transfer plan, under which the Company shall become a wholly-owned subsidiary.

(2) The Company may acquire the Stock Acquisition Rights without consideration in the event that the stock acquisition right holder becomes unable to exercise all or part of the Stock Acquisition Rights in accordance with the provision set forth in 7. above prior to the exercise the right.

9.	Treatment of the Stock Acquisition Rights upon Reorganization

In the event that the Company conducts a merger (limited to the cases where the Company is to be absorbed as a result of the Merger), absorption-type company split, incorporation-type company split, stock exchange or stock transfer (hereinafter collectively referred to as “Reorganization”), stock acquisition rights of the companies listed in (a) to (e) of Article 236, Paragraph 1, Item 8, of the Companies Act (hereinafter referred to as “Reorganized Company”) shall be delivered, in each case, to the stock acquisition right holders at the effective date of Reorganization in accordance with the following conditions. However, this shall be limited to the cases where the delivery of the stock acquisition rights of the Reorganized Company in accordance with the following conditions is prescribed in an absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, stock exchange agreement or stock transfer plan.

(1) Number of the Stock Acquisition Rights of the Reorganized Company to be Delivered

The same number of stock acquisition rights as the number of stock acquisition rights held by the stock acquisition right holders shall be delivered respectively.

(2) Class of Shares of the Reorganized Company to be Issued or Transferred upon Exercise of the Stock

Acquisition Rights

Shall be shares of common stock of the Reorganized Company.

(3) Number of Shares of the Reorganized Company to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 2. above, based on the consideration of conditions for the Reorganization.

(4) Amount of Assets to be Contributed upon Exercise of the Stock Acquisition Rights

The amount of assets to be contributed upon exercise of each stock acquisition right to be delivered shall, based on the consideration of conditions for the Reorganization, etc., be the amount obtained by multiplying the Exercise Price after reorganization, which is obtained by adjusting the Exercise Price set forth in 3. above, by the number of shares of the Reorganized Company to be issued or transferred upon exercise of the stock acquisition rights, which is determined in accordance with 9. (3) above.

(5) Period during which the Stock Acquisition Rights May be Exercised

Shall be from the first day of the Exercise Period set forth in 4. above or the effective date of the Reorganization, whichever comes later, until the last day of the Exercise Period set forth in 4. above.

(6) Matters concerning the Capital and Capital Reserve to be Increased when Shares are Issued upon Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 5. above.

(7) Restriction on Acquisition of the Stock Acquisition Rights through Transfer

Restriction on acquisition through transfer shall require the approval by resolution of the Board of Directors of Reorganized Company.

(8) Other Conditions for Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 7. above.

(9) Reason and Conditions for Acquisition of the Stock Acquisition Rights

Shall be determined in accordance with 8. above.

(10) Any other conditions shall be determined in accordance with those of the Reorganized Company.

10.	Matters concerning Certificate of Stock Acquisition Rights pertaining to the Stock Acquisition Rights

The Company shall not issue any certificate of stock acquisition rights pertaining to the Stock Acquisition Rights.

Exhibit (3) -1

Outline of 12th Series of Stock Acquisition Rights of YUMESHIN HOLDINGS Co., Ltd.

1.	Name of the Stock Acquisition Rights

12th Series of Stock Acquisition Rights of YUMESHIN HOLDINGS Co., Ltd.

2.	Class and Number of Shares to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

The number of shares to be issued or transferred upon exercise of one Stock Acquisition Right (hereinafter referred to as “Number of Shares to be Allotted”) shall be 100 shares of the common stock of the Company.

In the event that, after the allotment date of the Stock Acquisition Rights, the Company conducts a stock split (including an allotment without consideration (musho-wariate) of shares of common stock of the Company; the same shall apply hereinafter.) or stock consolidation, the Number of Shares to be Allotted shall be adjusted in accordance with the following formula. However, such adjustment shall be made only to the number of shares to be issued or transferred upon exercise of the Stock Acquisition Rights, which have not yet been exercised at the time of adjustment. Any fraction less than one share arising from the adjustment shall be rounded down.

Number of Shares to be Allotted after adjustment = Number of Shares to be Allotted before adjustment × Ratio of split (or consolidation)

In the event that, after the allotment date of the Stock Acquisition Rights, the Company conducts a merger, corporate split, or reduces the amount of capital, or in any other event equivalent thereto where an adjustment of Number of Shares to be Allotted shall be required, the Company shall appropriately adjust the Number of Shares to be Allotted.

3.	Amount of Assets to be Contributed upon Exercise of the Stock Acquisition Rights or Calculation Method Therefor

The amount of assets to be contributed upon exercise of each Stock Acquisition Right shall be the amount obtained by multiplying the amount to be paid in per share (hereinafter referred to as “Exercise Price”) by the Number of Shares to be Allotted.

The Exercise Price shall be 929 yen.

In the event that, after the allotment date of the Stock Acquisition Rights, the Company conducts a stock split or stock consolidation, the Exercise Price shall be adjusted in accordance with the following formula, with any fraction less than one yen arising from the adjustment rounded up.

In the event that, after the allotment date of the Stock Acquisition Rights, the Company issues new shares of or disposes of treasury shares of common stock of the Company at a price below the market price (excluding the cases of the issuance of new shares and the disposition of treasury shares upon exercise of the stock acquisition rights and the transfer of treasury shares through share exchange), the Exercise Price shall be adjusted in accordance with the following formula, with any fraction less than one yen arising from the adjustment rounded up.

The “Number of outstanding shares” provided in the above formula is obtained by deducting the number of treasury shares of common stock of the Company from the total number of outstanding shares of common stock of the Company. In the event that the Company disposes of treasury shares of common stock, the “Number of shares newly issued” shall be replaced by the “Number of treasury of shares to be disposed of”.

In addition to the above, in the event that, after the allotment date of the Stock Acquisition Rights, the Company conducts a merger with another company or corporate split or in any other event equivalent thereto where an adjustment of Exercise Price shall be required, the Company may adjust the Exercise Price appropriately to the extent reasonable.

4.	Exercise Period of the Stock Acquisition Rights

The period during which the Stock Acquisition Rights may be exercised (hereinafter referred to as “Exercise Period”) shall be the period from December 25, 2020 to December 31, 2023 (however, if December 31, 2023 is not a bank business day, it shall be the preceding bank business day.).

5.	Matters concerning the Capital and Capital Reserves to be Increased

1) The amount of capital to be increased due to the issuance of shares upon exercise of the Stock Acquisition Rights shall be one half (1/2) of the maximum amount of increase in the capital, etc. to be calculated in accordance with Article 17, Paragraph 1 of the Regulation on Corporate Accounting. Any fraction less than one yen arising from such calculation shall be rounded up.

2) The amount of capital reserve to be increased due to the issuance of shares upon exercise of the Stock Acquisition Rights shall be the amount obtained by deducting the amount of capital to be increased set forth in 1) above, from the maximum amount of increase in the capital, etc. stated in 1) above.

6.	Restriction on Acquisition of the Stock Acquisition Rights through Transfer

Acquisition of the Stock Acquisition Rights through transfer shall require the approval by resolution of the Board of Directors of the Company.

7.	Conditions for Exercise of the Stock Acquisition Rights

1)

The stock acquisition right holders may exercise the Stock Acquisition Rights only when the amount of the segment profit of the Company’s construction engineer dispatching business for the fiscal year ended September 30, 2019 exceeds 5.8 billion yen and the amount of the segment profit of the Company’s construction engineer dispatching business for the fiscal year ended September 30, 2020 exceeds 6.5 billion yen. In the event of any material change in the concept of segment profit to be referenced due to the application of International Financial Reporting Standards, etc., the Board of Directors shall separately determine the index to be referenced.

2)

The stock acquisition right holder shall be required to be a director, auditor or employee of the Company or any of the affiliated companies of the Company (referring to an affiliated company as prescribed in the Regulation on Terminology, Forms, and Preparation Methods of Financial Statements) upon exercise of the Stock Acquisition Rights. However, this shall not apply in the event of resignation due to expiration of the term of office or mandatory retirement, or other justifiable grounds.

3)	The exercise of the Stock Acquisition Rights by heirs of the stock acquisition right holder shall not be permitted.

4)

When the total number of outstanding shares would exceed the number of then-authorized shares by the exercise of the Stock Acquisition Rights at the time of exercise thereof, the Stock Acquisition Rights may not be exercised.

5)	Each Stock Acquisition Right may not be exercised for less than one Stock Acquisition Right.

8.	Matters concerning Acquisition of the Stock Acquisition Rights

(1) The Company may acquire all of the Stock Acquisition Rights without consideration at the arrival of the day separately prescribed by the Board of Directors of the Company, in the event that any of the following is approved at the General Meeting of Shareholders of the Company (or, if the approval of the General Meeting of Shareholders is not required, in the event that any of the following is resolved at the Meeting of the Board of Directors of the Company): a merger agreement, under which the Company shall become an absorbed company; an absorption-type company split agreement or incorporation-type company split plan with respect to the company split, under which the Company shall become a split company; a stock exchange agreement or stock transfer plan, under which the Company shall become a wholly-owned subsidiary.

(2) The Company may acquire the Stock Acquisition Rights without consideration in the event that the stock acquisition right holder becomes unable to exercise all or part of the Stock Acquisition Rights in accordance with the provision set forth in 7. above prior to the exercise the right.

9.	Treatment of the Stock Acquisition Rights upon Reorganization

In the event that the Company conducts a merger (limited to the cases where the Company is to be absorbed as a result of the Merger), absorption-type company split, incorporation-type company split, stock exchange or stock transfer (hereinafter collectively referred to as “Reorganization”), stock acquisition rights of the companies listed in (a) to (e) of Article 236, Paragraph 1, Item 8, of the Companies Act (hereinafter referred to as “Reorganized Company”) shall be delivered, in each case, to the stock acquisition right holders at the effective date of Reorganization in accordance with the following conditions. However, this shall be limited to the cases where the delivery of the stock acquisition rights of the Reorganized Company in accordance with the following conditions is prescribed in an absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, stock exchange agreement or stock transfer plan.

(1) Number of the Stock Acquisition Rights of the Reorganized Company to be Delivered

The same number of stock acquisition rights as the number of stock acquisition rights held by the stock acquisition right holders shall be delivered respectively.

(2) Class of Shares of the Reorganized Company to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

Shall be shares of common stock of the Reorganized Company.

(3) Number of Shares of the Reorganized Company to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 2. above, based on the consideration of conditions for the Reorganization.

(4) Amount of Assets to be Contributed upon Exercise of the Stock Acquisition Rights

The amount of assets to be contributed upon exercise of each stock acquisition right to be delivered shall, based on the consideration of conditions for the Reorganization, etc., be the amount obtained by multiplying the Exercise Price after reorganization, which is obtained by adjusting the Exercise Price set forth in 3. above, by the number of shares of the Reorganized Company to be issued or transferred upon exercise of the stock acquisition rights, which is determined in accordance with 9. (3) above.

(5) Period during which the Stock Acquisition Rights May be Exercised

Shall be from the first day of the Exercise Period set forth in 4. above or the effective date of the Reorganization, whichever comes later, until the last day of the Exercise Period set forth in 4. above.

(6) Matters concerning the Capital and Capital Reserve to be Increased when Shares are Issued upon Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 5. above.

(7) Restriction on Acquisition of the Stock Acquisition Rights through Transfer

Restriction on acquisition through transfer shall require the approval by resolution of the Board of Directors of Reorganized Company.

(8) Other Conditions for Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 7. above.

(9) Reason and Conditions for Acquisition of the Stock Acquisition Rights

Shall be determined in accordance with 8. above.

(10) Any other conditions shall be determined in accordance with those of the Reorganized Company.

10.	Matters concerning Certificate of Stock Acquisition Rights pertaining to the Stock Acquisition Rights

The Company shall not issue any certificate of stock acquisition rights pertaining to the Stock Acquisition Rights.

Exhibit (4) -1

Outline of 13th Series of Stock Acquisition Rights of YUMESHIN HOLDINGS Co., Ltd.

1.	Name of the Stock Acquisition Rights

13th Series of Stock Acquisition Rights of YUMESHIN HOLDINGS Co., Ltd.

2.	Class and Number of Shares to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

The number of shares to be issued or transferred upon exercise of one Stock Acquisition Right (hereinafter referred to as “Number of Shares to be Allotted”) shall be 1,500 shares of the common stock of the Company.

In the event that, after the allotment date of the Stock Acquisition Rights, the Company conducts a stock split (including an allotment without consideration (musho-wariate) of shares of common stock of the Company; the same shall apply hereinafter.) or stock consolidation, the Number of Shares to be Allotted shall be adjusted in accordance with the following formula. However, such adjustment shall be made only to the number of shares to be issued or transferred upon exercise of the Stock Acquisition Rights, which have not yet been exercised at the time of adjustment. Any fraction less than one share arising from the adjustment shall be rounded down.

Number of Shares to be Allotted after adjustment = Number of Shares to be Allotted before adjustment × Ratio of split (or consolidation)

In the event that, after the allotment date of the Stock Acquisition Rights, the Company conducts a merger, corporate split, or reduces the amount of capital, or in any other event equivalent thereto where an adjustment of Number of Shares to be Allotted shall be required, the Company shall appropriately adjust the Number of Shares to be Allotted.

3.	Amount of Assets to be Contributed upon Exercise of the Stock Acquisition Rights or Calculation Method Therefor

The amount of assets to be contributed upon exercise of each Stock Acquisition Right shall be the amount obtained by multiplying the amount to be paid in per share (hereinafter referred to as “Exercise Price”) by the Number of Shares to be Allotted.

The Exercise Price shall be 634 yen.

In the event that, after the allotment date of the Stock Acquisition Rights, the Company conducts a stock split or stock consolidation, the Exercise Price shall be adjusted in accordance with the following formula, with any fraction less than one yen arising from the adjustment rounded up.

In the event that, after the allotment date of the Stock Acquisition Rights, the Company issues new shares of or disposes of treasury shares of common stock of the Company at a price below the market price (excluding the cases of the issuance of new shares and the disposition of treasury shares upon exercise of the stock acquisition rights and the transfer of treasury shares through share exchange), the Exercise Price shall be adjusted in accordance with the following formula, with any fraction less than one yen arising from the adjustment rounded up.

The “Number of outstanding shares” provided in the above formula is obtained by deducting the number of treasury shares of common stock of the Company from the total number of outstanding shares of common stock of the Company. In the event that the Company disposes of treasury shares of common stock, the “Number of shares newly issued” shall be replaced by the “Number of treasury of shares to be disposed of”.

In addition to the above, in the event that, after the allotment date of the Stock Acquisition Rights, the Company conducts a merger with another company or corporate split or in any other event equivalent thereto where an adjustment of Exercise Price shall be required, the Company may adjust the Exercise Price appropriately to the extent reasonable.

4.	Exercise Period of the Stock Acquisition Rights

The period during which the Stock Acquisition Rights may be exercised (hereinafter referred to as “Exercise Period”) shall be the period from January 31, 2019 to December 31, 2023 (however, if December 31, 2023 is not a bank business day, it shall be the preceding bank business day.).

5.	Matters concerning the Capital and Capital Reserves to be Increased

1) The amount of capital to be increased due to the issuance of shares upon exercise of the Stock Acquisition Rights shall be one half (1/2) of the maximum amount of increase in the capital, etc. to be calculated in accordance with Article 17, Paragraph 1 of the Regulation on Corporate Accounting. Any fraction less than one yen arising from such calculation shall be rounded up.

2) The amount of capital reserve to be increased due to the issuance of shares upon exercise of the Stock Acquisition Rights shall be the amount obtained by deducting the amount of capital to be increased set forth in 1) above, from the maximum amount of increase in the capital, etc. stated in 1) above.

6.	Restriction on Acquisition of the Stock Acquisition Rights through Transfer

Acquisition of the Stock Acquisition Rights through transfer shall require the approval by resolution of the Board of Directors of the Company.

7.	Conditions for Exercise of the Stock Acquisition Rights

1)

When the stock acquisition right holder loses his/her position as an officer or employee of YUME TECHNOLOGY after the delivery of the Stock Acquisition Rights, such stock acquisition right holder may not exercise the Stock Acquisition Rights after the loss.

2)

When the stock acquisition right holder who is an employee of YUME TECHNOLOGY receives a demotion or severer disciplinary punishment prescribed in the working regulations of YUME TECHNOLOGY, such stock acquisition right holder may not exercise the Stock Acquisition Rights after the disposition.

3)

If the stock acquisition right holder is a director of YUME TECHNOLOGY, when a competing transaction prescribed in Article 356, Paragraph 1, Item 1 of the Companies Act or conflict of interest transaction prescribed in Item 2 or 3 of the same is conducted without following the necessary procedures under the Companies Act, such stock acquisition right holder may not exercise the Stock Acquisition Rights after the transaction.

4)

When the stock acquisition right holder is given a court sentence of imprisonment or greater severity, such stock acquisition right holder may not exercise the Stock Acquisition Rights after the disposition.

5)	The exercise of the Stock Acquisition Rights by heirs of the stock acquisition right holder shall not be permitted.

6)

When the total number of outstanding shares would exceed the number of then-authorized shares by the exercise of the Stock Acquisition Rights at the time of exercise thereof, the Stock Acquisition Rights may not be exercised.

7)	Each Stock Acquisition Right may not be exercised for less than one Stock Acquisition Right.

8.	Matters concerning Acquisition of the Stock Acquisition Rights

(1) The Company may acquire all of the Stock Acquisition Rights without consideration at the arrival of the day separately prescribed by the Board of Directors of the Company, in the event that any of the following is approved at the General Meeting of Shareholders of the Company (or, if the approval of the General Meeting of Shareholders is not required, in the event that any of the following is resolved at the Meeting of the Board of Directors of the Company): a merger agreement, under which the Company shall become an absorbed company; an absorption-type company split agreement or incorporation-type company split plan with respect to the company split, under which the Company shall become a split company; a stock exchange agreement or stock transfer plan, under which the Company shall become a wholly-owned subsidiary.

(2) The Company may acquire the Stock Acquisition Rights without consideration in the event that the stock acquisition right holder becomes unable to exercise all or part of the Stock Acquisition Rights in accordance with the provision set forth in 7. above prior to the exercise the right.

9.	Treatment of the Stock Acquisition Rights upon Reorganization

In the event that the Company conducts a merger (limited to the cases where the Company is to be absorbed as a result of the Merger), absorption-type company split, incorporation-type company split, stock exchange or stock transfer (hereinafter collectively referred to as “Reorganization”), stock acquisition rights of the companies listed in (a) to (e) of Article 236, Paragraph 1, Item 8, of the Companies Act (hereinafter referred to as “Reorganized Company”) shall be delivered, in each case, to the stock acquisition right holders at the effective date of Reorganization in accordance with the following conditions. However, this shall be limited to the cases where the delivery of the stock acquisition rights of the Reorganized Company in accordance with the following conditions is prescribed in an absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, stock exchange agreement or stock transfer plan.

(1) Number of the Stock Acquisition Rights of the Reorganized Company to be Delivered

The same number of stock acquisition rights as the number of stock acquisition rights held by the stock acquisition right holders shall be delivered respectively.

(2) Class of Shares of the Reorganized Company to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

Shall be shares of common stock of the Reorganized Company.

(3) Number of Shares of the Reorganized Company to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 2. above, based on the consideration of conditions for the Reorganization.

(4) Amount of Assets to be Contributed upon Exercise of the Stock Acquisition Rights

The amount of assets to be contributed upon exercise of each stock acquisition right to be delivered shall, based on the consideration of conditions for the Reorganization, etc., be the amount obtained by multiplying the Exercise Price after reorganization, which is obtained by adjusting the Exercise Price set forth in 3. above, by the number of shares of the Reorganized Company to be issued or transferred upon exercise of the stock acquisition rights, which is determined in accordance with 9. (3) above.

(5) Period during which the Stock Acquisition Rights May be Exercised

Shall be from the first day of the Exercise Period set forth in 4. above or the effective date of the Reorganization, whichever comes later, until the last day of the Exercise Period set forth in 4. above.

(6) Matters concerning the Capital and Capital Reserve to be Increased when Shares are Issued upon Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 5. above.

(7) Restriction on Acquisition of the Stock Acquisition Rights through Transfer

Restriction on acquisition through transfer shall require the approval by resolution of the Board of Directors of Reorganized Company.

(8) Other Conditions for Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 7. above.

(9) Reason and Conditions for Acquisition of the Stock Acquisition Rights

Shall be determined in accordance with 8 above.

(10) Any other conditions shall be determined in accordance with those of the Reorganized Company.

10.	Matters concerning Certificate of Stock Acquisition Rights pertaining to the Stock Acquisition Rights

The Company shall not issue any certificate of stock acquisition rights pertaining to the Stock Acquisition Rights.

Exhibit (5) -1

Outline of 14th Series of Stock Acquisition Rights of YUMESHIN HOLDINGS Co., Ltd.

1.	Name of the Stock Acquisition Rights

14th Series of Stock Acquisition Rights of YUMESHIN HOLDINGS Co., Ltd.

2.	Class and Number of Shares to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

The number of shares to be issued or transferred upon exercise of one Stock Acquisition Right (hereinafter referred to as “Number of Shares to be Allotted”) shall be 100 shares of the common stock of the Company.

In the event that, after the allotment date of the Stock Acquisition Rights, the Company conducts a stock split (including an allotment without consideration (musho-wariate) of shares of common stock of the Company; the same shall apply hereinafter.) or stock consolidation, the Number of Shares to be Allotted shall be adjusted in accordance with the following formula. However, such adjustment shall be made only to the number of shares to be issued or transferred upon exercise of the Stock Acquisition Rights, which have not yet been exercised at the time of adjustment. Any fraction less than one share arising from the adjustment shall be rounded down.

Number of Shares to be Allotted after adjustment = Number of Shares to be Allotted before adjustment × Ratio of split (or consolidation)

In the event that, after the allotment date of the Stock Acquisition Rights, the Company conducts a merger, corporate split, or reduces the amount of capital, or in any other event equivalent thereto where an adjustment of Number of Shares to be Allotted shall be required, the Company shall appropriately adjust the Number of Shares to be Allotted.

3.	Amount of Assets to be Contributed upon Exercise of the Stock Acquisition Rights or Calculation Method Therefor

The amount of assets to be contributed upon exercise of each Stock Acquisition Right shall be the amount obtained by multiplying the amount to be paid in per share (hereinafter referred to as “Exercise Price”) by the Number of Shares to be Allotted.

The Exercise Price shall be 74 yen, which is 10% of the closing price of the Company’s stock on the Tokyo Stock Exchange on November 19, 2020, the trading day prior to the date of resolution by the Board of Directors regarding the issuance of the Stock Acquisition Rights.

In the event that, after the allotment date of the Stock Acquisition Rights, the Company conducts a stock split or stock consolidation, the Exercise Price shall be adjusted in accordance with the following formula, with any fraction less than one yen arising from the adjustment rounded up.

In the event that, after the allotment date of the Stock Acquisition Rights, the Company issues new shares of or disposes of treasury shares of common stock of the Company at a price below the market price (excluding the cases of the issuance of new shares and the disposition of treasury shares upon exercise of the stock acquisition rights and the transfer of treasury shares through share exchange), the Exercise Price shall be adjusted in accordance with the following formula, with any fraction less than one yen arising from the adjustment rounded up.

The “Number of outstanding shares” provided in the above formula is obtained by deducting the number of treasury shares of common stock of the Company from the total number of outstanding shares of common stock of the Company. In the event that the Company disposes of treasury shares of common stock, the “Number of shares newly issued” shall be replaced by the “Number of treasury of shares to be disposed of”.

In addition to the above, in the event that, after the allotment date of the Stock Acquisition Rights, the Company conducts a merger with another company or corporate split or in any other event equivalent thereto where an adjustment of Exercise Price shall be required, the Company may adjust the Exercise Price appropriately to the extent reasonable.

4.	Exercise Period of the Stock Acquisition Rights

The period during which the Stock Acquisition Rights may be exercised (hereinafter referred to as “Exercise Period”) shall be the period from January 1, 2022 to December 31, 2025 (however, if December 31, 2025 is not a bank business day, it shall be the preceding bank business day.).

Notwithstanding the foregoing, holders of the stock acquisition rights may exercise their stock acquisition rights during the periods set forth in the following items (each period shall include the first day and the last day) to the extent set forth in each such item, including the stock acquisition rights that have already been exercised. In such cases, if the number of exercisable stock acquisition rights calculated based on such ratio results in a fraction less than one (1), only the number of Stock Acquisition Rights by rounding down such fraction may be exercised.

1) From January 1, 2022 to December 31, 2025

1/3 of the total number of the stock acquisition rights allotted

2) From January 1, 2023 to December 31, 2025

2/3 of the total number of the stock acquisition rights allotted

3) From January 1, 2024 to December 31, 2025

100% of the total number of the stock acquisition rights allotted

5.	Matters concerning the Capital and Capital Reserves to be Increased

1) The amount of capital to be increased due to the issuance of shares upon exercise of the Stock Acquisition Rights shall be one half (1/2) of the maximum amount of increase in the capital, etc. to be calculated in accordance with Article 17, Paragraph 1 of the Regulation on Corporate Accounting. Any fraction less than one yen arising from such calculation shall be rounded up.

2) The amount of capital reserve to be increased due to the issuance of shares upon exercise of the Stock Acquisition Rights shall be the amount obtained by deducting the amount of capital to be increased set forth in 1) above, from the maximum amount of increase in the capital, etc. stated in 1) above.

6.	Restriction on Acquisition of the Stock Acquisition Rights through Transfer

Acquisition of the Stock Acquisition Rights through transfer shall require the approval by resolution of the Board of Directors of the Company.

7.	Conditions for Exercise of the Stock Acquisition Rights

1)

In the event that any of the conditions set forth in the following items is fulfilled, the person who has received an allotment of stock acquisition rights (hereinafter referred to as the “Stock Acquisition Right Holder”) may exercise the stock acquisition rights up to the ratio set forth in the relevant item (hereinafter referred to as the “Exercisable Ratio”) out of the stock acquisition rights allotted to each Stock Acquisition Right Holder. In the following, the operating income of the companies and businesses attributable to the Company’s construction engineer dispatch and related businesses segment as of March 31, 2021, and the operating income of the companies and businesses newly attributable to such segment after April 2021, adjusted in accordance with the standards reasonably established by a resolution of the Board of Directors based on the purpose of the Stock Acquisition Rights and the terms and conditions for exercising the Stock Acquisition Rights, are referred to as “Construction Segment Income”.

(a)

In the event that the sum of the amount of the segment profit of the construction engineer dispatch and related businesses in the Quarterly Report for the Second Quarter of the 43rd Fiscal Year (October 2020 to March 2021) and the amount of the Construction Segment Income for the period from April 2021 to September 2021 exceeds 5,800 million yen and the retirement rate of YUMESHIN Co., Ltd. is no greater than 26.8%.

1/3 of the Stock Acquisition Rights are exercisable.

(b)	If the amount of the Construction Segment Income for the period from October 2021 to September 2022 exceeds 6,200 million yen and the retirement rate of YUMESHIN Co., Ltd. is no greater than 26.2%.

1/3 of the Stock Acquisition Rights are exercisable.

(c)	If the amount of the Construction Segment Income for the period October 2022 to September 2023 exceeds 7,000 million yen and the retirement rate of YUMESHIN Co., Ltd. is no greater than 25.8%.

1/3 of the Stock Acquisition Rights are exercisable.

In the event of a significant change in the concept of items to be referenced due to the application of International Financial Reporting Standards, etc., the Board of Directors shall separately determine the indicators to be referenced.

2)

The stock acquisition right holder shall be required to be a director, auditor or employee of the Company or any of the affiliated companies of the Company (referring to an affiliated company as prescribed in the Regulation on Terminology, Forms, and Preparation Methods of Financial Statements) upon exercise of the Stock Acquisition Rights. However, this shall not apply in the event of resignation due to expiration of the term of office or mandatory retirement, or other justifiable grounds.

3)	The exercise of the Stock Acquisition Rights by heirs of the stock acquisition right holder shall not be permitted.

4)

When the total number of outstanding shares would exceed the number of then-authorized shares by the exercise of the Stock Acquisition Rights at the time of exercise thereof, the Stock Acquisition Rights may not be exercised.

5)	Each Stock Acquisition Right may not be exercised for less than one Stock Acquisition Right.

8.	Matters concerning Acquisition of the Stock Acquisition Rights

(1) The Company may acquire all of the Stock Acquisition Rights without consideration at the arrival of the day separately prescribed by the Board of Directors of the Company, in the event that any of the following is approved at the General Meeting of Shareholders of the Company (or, if the approval of the General Meeting of Shareholders is not required, in the event that any of the following is resolved at the Meeting of the Board of Directors of the Company): a merger agreement, under which the Company shall become an absorbed company; an absorption-type company split agreement or incorporation-type company split plan with respect to the company split, under which the Company shall become a split company; a stock exchange agreement or stock transfer plan, under which the Company shall become a wholly-owned subsidiary.

(2) The Company may acquire the Stock Acquisition Rights without consideration in the event that the stock acquisition right holder becomes unable to exercise all or part of the Stock Acquisition Rights in accordance with the provision set forth in 7. above prior to the exercise the right.

9. Treatment of the Stock Acquisition Rights upon Reorganization

In the event that the Company conducts a merger (limited to the cases where the Company is to be absorbed as a result of the Merger), absorption-type company split, incorporation-type company split, stock exchange or stock transfer (hereinafter collectively referred to as “Reorganization”), stock acquisition rights of the companies listed in (a) to (e) of Article 236, Paragraph 1, Item 8, of the Companies Act (hereinafter referred to as “Reorganized Company”) shall be delivered, in each case, to the stock acquisition right holders at the effective date of Reorganization in accordance with the following conditions. However, this shall be limited to the cases where the delivery of the stock acquisition rights of the Reorganized Company in accordance with the following conditions is prescribed in an absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, stock exchange agreement or stock transfer plan.

(1) Number of the Stock Acquisition Rights of the Reorganized Company to be Delivered

The same number of stock acquisition rights as the number of stock acquisition rights held by the stock acquisition right holders shall be delivered respectively.

(2) Class of Shares of the Reorganized Company to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

Shall be shares of common stock of the Reorganized Company.

(3) Number of Shares of the Reorganized Company to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 2. above, based on the consideration of conditions for the Reorganization.

(4) Amount of Assets to be Contributed upon Exercise of the Stock Acquisition Rights

The amount of assets to be contributed upon exercise of each stock acquisition right to be delivered shall, based on the consideration of conditions for the Reorganization, etc., be the amount obtained by multiplying the Exercise Price after reorganization, which is obtained by adjusting the Exercise Price set forth in 3. above, by the number of shares of the Reorganized Company to be issued or transferred upon exercise of the stock acquisition rights, which is determined in accordance with 9. (3) above.

(5) Period during which the Stock Acquisition Rights May be Exercised

Shall be from the first day of the Exercise Period set forth in 4. above or the effective date of the Reorganization, whichever comes later, until the last day of the Exercise Period set forth in 4. above.

(6) Matters concerning the Capital and Capital Reserve to be Increased when Shares are Issued upon Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 5. above.

(7) Restriction on Acquisition of the Stock Acquisition Rights through Transfer

Restriction on acquisition through transfer shall require the approval by resolution of the Board of Directors of Reorganized Company.

(8) Other Conditions for Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 7. above.

(9) Reason and Conditions for Acquisition of the Stock Acquisition Rights

Shall be determined in accordance with 8 above.

(10) Any other conditions shall be determined in accordance with those of the Reorganized Company.

10.	Matters concerning Certificate of Stock Acquisition Rights pertaining to the Stock Acquisition Rights

The Company shall not issue any certificate of stock acquisition rights pertaining to the Stock Acquisition Rights.

Exhibit (6) -1

Outline of 15th Series of Stock Acquisition Rights of YUMESHIN HOLDINGS Co., Ltd.

1.	Name of the Stock Acquisition Rights

15th Series of Stock Acquisition Rights of YUMESHIN HOLDINGS Co., Ltd.

2.	Class and Number of Shares to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

The number of shares to be issued or transferred upon exercise of one Stock Acquisition Right (hereinafter referred to as “Number of Shares to be Allotted”) shall be 100 shares of the common stock of the Company.

In the event that, after the allotment date of the Stock Acquisition Rights, the Company conducts a stock split (including an allotment without consideration (musho-wariate) of shares of common stock of the Company; the same shall apply hereinafter.) or stock consolidation, the Number of Shares to be Allotted shall be adjusted in accordance with the following formula. However, such adjustment shall be made only to the number of shares to be issued or transferred upon exercise of the Stock Acquisition Rights, which have not yet been exercised at the time of adjustment. Any fraction less than one share arising from the adjustment shall be rounded down.

Number of Shares to be Allotted after adjustment = Number of Shares to be Allotted before adjustment × Ratio of split (or consolidation)

In the event that, after the allotment date of the Stock Acquisition Rights, the Company conducts a merger, corporate split, or reduces the amount of capital, or in any other event equivalent thereto where an adjustment of Number of Shares to be Allotted shall be required, the Company shall appropriately adjust the Number of Shares to be Allotted.

3.	Amount of Assets to be Contributed upon Exercise of the Stock Acquisition Rights or Calculation Method Therefor

The amount of assets to be contributed upon exercise of each Stock Acquisition Right shall be the amount obtained by multiplying the amount to be paid in per share (hereinafter referred to as “Exercise Price”) by the Number of Shares to be Allotted.

The Exercise Price shall be 74 yen, which is 10% of the closing price of the Company’s stock on the Tokyo Stock Exchange on November 19, 2020, the trading day prior to the date of resolution by the Board of Directors regarding the issuance of the Stock Acquisition Rights.

In the event that, after the allotment date of the Stock Acquisition Rights, the Company conducts a stock split or stock consolidation, the Exercise Price shall be adjusted in accordance with the following formula, with any fraction less than one yen arising from the adjustment rounded up.

In the event that, after the allotment date of the Stock Acquisition Rights, the Company issues new shares of or disposes of treasury shares of common stock of the Company at a price below the market price (excluding the cases of the issuance of new shares and the disposition of treasury shares upon exercise of the stock acquisition rights and the transfer of treasury shares through share exchange), the Exercise Price shall be adjusted in accordance with the following formula, with any fraction less than one yen arising from the adjustment rounded up.

The “Number of outstanding shares” provided in the above formula is obtained by deducting the number of treasury shares of common stock of the Company from the total number of outstanding shares of common stock of the Company. In the event that the Company disposes of treasury shares of common stock, the “Number of shares newly issued” shall be replaced by the “Number of treasury of shares to be disposed of”.

In addition to the above, in the event that, after the allotment date of the Stock Acquisition Rights, the Company conducts a merger with another company or corporate split or in any other event equivalent thereto where an adjustment of Exercise Price shall be required, the Company may adjust the Exercise Price appropriately to the extent reasonable.

4.	Exercise Period of the Stock Acquisition Rights

The period during which the Stock Acquisition Rights may be exercised (hereinafter referred to as “Exercise Period”) shall be the period from January 1, 2023 to December 31, 2025 (however, if December 31, 2025 is not a bank business day, it shall be the preceding bank business day.).

Notwithstanding the foregoing, holders of the stock acquisition rights may exercise their stock acquisition rights during the periods set forth in the following items (each period shall include the first day and the last day) to the extent set forth in each such item, including the stock acquisition rights that have already been exercised. In such cases, if the number of exercisable stock acquisition rights calculated based on such ratio results in a fraction less than one (1), only the number of Stock Acquisition Rights by rounding down such fraction may be exercised.

1) From January 1, 2023 to December 31, 2025

1/3 of the total number of the stock acquisition rights allotted

2) From January 1, 2024 to December 31, 2025

2/3 of the total number of the stock acquisition rights allotted

3) From January 1, 2025 to December 31, 2025

100% of the total number of the stock acquisition rights allotted

5.	Matters concerning the Capital and Capital Reserves to be Increased

1) The amount of capital to be increased due to the issuance of shares upon exercise of the Stock Acquisition Rights shall be one half (1/2) of the maximum amount of increase in the capital, etc. to be calculated in accordance with Article 17, Paragraph 1 of the Regulation on Corporate Accounting. Any fraction less than one yen arising from such calculation shall be rounded up.

2) The amount of capital reserve to be increased due to the issuance of shares upon exercise of the Stock Acquisition Rights shall be the amount obtained by deducting the amount of capital to be increased set forth in 1) above, from the maximum amount of increase in the capital, etc. stated in 1) above.

6.	Restriction on Acquisition of the Stock Acquisition Rights through Transfer

Acquisition of the Stock Acquisition Rights through transfer shall require the approval by resolution of the Board of Directors of the Company.

7.	Conditions for Exercise of the Stock Acquisition Rights

1)

In the event that any of the conditions set forth in the following items is fulfilled, the person who has received an allotment of stock acquisition rights (hereinafter referred to as the “Stock Acquisition Right Holder”) may exercise the stock acquisition rights up to the ratio set forth in the relevant item (hereinafter referred to as the “Exercisable Ratio”) out of the stock acquisition rights allotted to each Stock Acquisition Right Holder. In the following, the operating income of the companies and businesses attributable to the Company’s engineer dispatch and related businesses segment as of March 31, 2021, and the operating income of the companies and businesses newly attributable to such segment after April 2021 (excluding operating income of companies and businesses included in BeNEXT Group Inc. and its subsidiaries as of March 31, 2021), adjusted in accordance with the standards reasonably established by a resolution of the Board of Directors based on the purpose of the Stock Acquisition Rights and the terms and conditions for exercising the Stock Acquisition Rights, are referred to as “Engineer Segment Income”.

(a)

In the event that the sum of the amount of the segment profit of the engineer dispatch business and related businesses in the Quarterly Report for the Second Quarter of the 43rd Fiscal Year (October 2020 to March 2021) and the amount of the Engineer Segment Income for the period from April 2021 to September 2022 exceeds 1,800 million yen

1/3 of the Stock Acquisition Rights are exercisable.

(b)	If the amount of the Engineer Segment Income for the period from October 2022 to September 2023 exceeds 2,500 million yen

1/3 of the Stock Acquisition Rights are exercisable.

(c)	If the amount of the Engineer Segment Income for the period October 2023 to September 2024 exceeds 5,000 million yen

1/3 of the Stock Acquisition Rights are exercisable.

In the event of a significant change in the concept of items to be referenced due to the application of International Financial Reporting Standards, etc., the Board of Directors shall separately determine the indicators to be referenced.

2)

The stock acquisition right holder shall be required to be a director, auditor or employee of the Company or any of the affiliated companies of the Company (referring to an affiliated company as prescribed in the Regulation on Terminology, Forms, and Preparation Methods of Financial Statements) upon exercise of the Stock Acquisition Rights. However, this shall not apply in the event of resignation due to expiration of the term of office or mandatory retirement, or other justifiable grounds.

3)	The exercise of the Stock Acquisition Rights by heirs of the stock acquisition right holder shall not be permitted.

4)

When the total number of outstanding shares would exceed the number of then-authorized shares by the exercise of the Stock Acquisition Rights at the time of exercise thereof, the Stock Acquisition Rights may not be exercised.

5)	Each Stock Acquisition Right may not be exercised for less than one Stock Acquisition Right.

8.	Matters concerning Acquisition of the Stock Acquisition Rights

(1) The Company may acquire all of the Stock Acquisition Rights without consideration at the arrival of the day separately prescribed by the Board of Directors of the Company, in the event that any of the following is approved at the General Meeting of Shareholders of the Company (or, if the approval of the General

Meeting of Shareholders is not required, in the event that any of the following is resolved at the Meeting of the Board of Directors of the Company): a merger agreement, under which the Company shall become an absorbed company; an absorption-type company split agreement or incorporation-type company split plan with respect to the company split, under which the Company shall become a split company; a stock exchange agreement or stock transfer plan, under which the Company shall become a wholly-owned subsidiary.

(2) The Company may acquire the Stock Acquisition Rights without consideration in the event that the stock acquisition right holder becomes unable to exercise all or part of the Stock Acquisition Rights in accordance with the provision set forth in 7. above prior to the exercise the right.

9.	Treatment of the Stock Acquisition Rights upon Reorganization

In the event that the Company conducts a merger (limited to the cases where the Company is to be absorbed as a result of the Merger), absorption-type company split, incorporation-type company split, stock exchange or stock transfer (hereinafter collectively referred to as “Reorganization”), stock acquisition rights of the companies listed in (a) to (e) of Article 236, Paragraph 1, Item 8, of the Companies Act (hereinafter referred to as “Reorganized Company”) shall be delivered, in each case, to the stock acquisition right holders at the effective date of Reorganization in accordance with the following conditions. However, this shall be limited to the cases where the delivery of the stock acquisition rights of the Reorganized Company in accordance with the following conditions is prescribed in an absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, stock exchange agreement or stock transfer plan.

(1) Number of the Stock Acquisition Rights of the Reorganized Company to be Delivered

The same number of stock acquisition rights as the number of stock acquisition rights held by the stock acquisition right holders shall be delivered respectively.

(2) Class of Shares of the Reorganized Company to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

Shall be shares of common stock of the Reorganized Company.

(3) Number of Shares of the Reorganized Company to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 2. above, based on the consideration of conditions for the Reorganization.

(4) Amount of Assets to be Contributed upon Exercise of the Stock Acquisition Rights

The amount of assets to be contributed upon exercise of each stock acquisition right to be delivered shall, based on the consideration of conditions for the Reorganization, etc., be the amount obtained by multiplying the Exercise Price after reorganization, which is obtained by adjusting the Exercise Price set forth in 3. above, by the number of shares of the Reorganized Company to be issued or transferred upon exercise of the stock acquisition rights, which is determined in accordance with 9. (3) above.

(5) Period during which the Stock Acquisition Rights May be Exercised

Shall be from the first day of the Exercise Period set forth in 4. above or the effective date of the Reorganization, whichever comes later, until the last day of the Exercise Period set forth in 4. above.

(6) Matters concerning the Capital and Capital Reserve to be Increased when Shares are Issued upon Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 5. above.

(7) Restriction on Acquisition of the Stock Acquisition Rights through Transfer

Restriction on acquisition through transfer shall require the approval by resolution of the Board of Directors of Reorganized Company.

(8) Other Conditions for Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 7. above.

(9) Reason and Conditions for Acquisition of the Stock Acquisition Rights

Shall be determined in accordance with 8 above.

(10) Any other conditions shall be determined in accordance with those of the Reorganized Company.

10.	Matters concerning Certificate of Stock Acquisition Rights pertaining to the Stock Acquisition Rights

The Company shall not issue any certificate of stock acquisition rights pertaining to the Stock Acquisition Rights.

Exhibit (1) -2

Outline of 2nd Series of Stock Acquisition Rights of BeNext-Yumeshin Group Co.

1.	Name of the Stock Acquisition Rights

2nd Series of Stock Acquisition Rights of BeNext-Yumeshin Group Co.

2.	Class and Number of Shares to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

The number of shares to be issued or transferred upon exercise of one Stock Acquisition Right (hereinafter referred to as “Number of Shares to be Allotted”) shall be 63 shares of the common stock of the Company.

In the event that, after the effective date of the absorption-type merger dated April 1, 2021 between the Company and YUMESHIN HOLDINGS Co., Ltd. (hereinafter referred to as “Merger”), the Company conducts a stock split (including an allotment without consideration (musho-wariate) of shares of common stock of the Company; the same shall apply hereinafter.) or stock consolidation, the Number of Shares to be Allotted shall be adjusted in accordance with the following formula. However, such adjustment shall be made only to the number of shares to be issued or transferred upon exercise of the Stock Acquisition Rights, which have not yet been exercised at the time of adjustment. Any fraction less than one share arising from the adjustment shall be rounded down.

Number of Shares to be Allotted after adjustment = Number of Shares to be Allotted before adjustment × Ratio of split (or consolidation)

In the event that, after the effective date of the Merger, the Company conducts a merger, corporate split, or reduces the amount of capital, or in any other event equivalent thereto where an adjustment of Number of Shares to be Allotted shall be required, the Company shall appropriately adjust the Number of Shares to be Allotted.

3.	Amount of Assets to be Contributed upon Exercise of the Stock Acquisition Rights or Calculation Method Therefor

The amount of assets to be contributed upon exercise of each Stock Acquisition Right shall be the amount obtained by multiplying the amount to be paid in per share (hereinafter referred to as “Exercise Price”) by the Number of Shares to be Allotted.

The Exercise Price shall be one (1) yen.

In the event that, after the effective date of the Merger, the Company conducts a stock split or stock consolidation, the Exercise Price shall be adjusted in accordance with the following formula, with any fraction less than one yen arising from the adjustment rounded up.

In the event that, after the effective date of the Merger, the Company issues new shares of or disposes of treasury shares of common stock of the Company at a price below the market price (excluding the cases of the issuance of new shares and the disposition of treasury shares upon exercise of the stock acquisition rights and the transfer of treasury shares through share exchange), the Exercise Price shall be adjusted in accordance with the following formula, with any fraction less than one yen arising from the adjustment rounded up.

The “Number of outstanding shares” provided in the above formula is obtained by deducting the number of treasury shares of common stock of the Company from the total number of outstanding shares of common stock of the Company. In the event that the Company disposes of treasury shares of common stock, the “Number of shares newly issued” shall be replaced by the “Number of treasury of shares to be disposed of”.

In addition to the above, in the event that, after the effective date of the Merger, the Company conducts a merger with another company or corporate split or in any other event equivalent thereto where an adjustment of Exercise Price shall be required, the Company may adjust the Exercise Price appropriately to the extent reasonable.

4.	Exercise Period of the Stock Acquisition Rights

The period during which the Stock Acquisition Rights may be exercised (hereinafter referred to as “Exercise Period”) shall be the period from April 1, 2021 to December 31, 2024 (however, if December 31, 2024 is not a bank business day, it shall be the preceding bank business day.).

5.	Matters concerning the Capital and Capital Reserves to be Increased

1) The amount of capital to be increased due to the issuance of shares upon exercise of the Stock Acquisition Rights shall be one half (1/2) of the maximum amount of increase in the capital, etc. to be calculated in accordance with Article 17, Paragraph 1 of the Regulation on Corporate Accounting. Any fraction less than one yen arising from such calculation shall be rounded up.

2) The amount of capital reserve to be increased due to the issuance of shares upon exercise of the Stock Acquisition Rights shall be the amount obtained by deducting the amount of capital to be increased set forth in 1) above, from the maximum amount of increase in the capital, etc. stated in 1) above.

6.	Restriction on Acquisition of the Stock Acquisition Rights through Transfer

Acquisition of the Stock Acquisition Rights through transfer shall require the approval by resolution of the Board of Directors of the Company.

7.	Conditions for Exercise of the Stock Acquisition Rights

1) During the period from the effective date of the Merger to the expiration date of the Exercise Period of the Stock Acquisition Rights, if, for any five (5) consecutive trading days, the average closing price of ordinary transactions of shares of common stock of the Company on the Tokyo Stock Exchange falls below, even at once, the price obtained by multiplying the closing price on the day immediately preceding the date of resolution by the Board of Directors approving the Merger by sixty percent (60%) (any fraction less than one yen shall be rounded up), the Stock Acquisition Rights may not be exercised.

2) The stock acquisition right holder shall be required to be a director, auditor or employee of the Company or any of the affiliated companies of the Company (referring to an affiliated company as prescribed in the Regulation on Terminology, Forms, and Preparation Methods of Financial Statements; the same shall apply hereinafter.) upon exercise of the Stock Acquisition Rights. However, this shall not apply in the event of resignation due to expiration of the term of office or mandatory retirement, or other justifiable grounds recognized by the Company.

3) When the stock acquisition right holder who is an employee of the Company or any of the affiliated companies of the Company receives a demotion or severer disciplinary punishment prescribed in the working regulations of the Company or such affiliated company of the Company, such stock acquisition right holder may not exercise the Stock Acquisition Rights after the disposition.

4) When the stock acquisition right holder is given a court sentence of imprisonment or greater severity, such stock acquisition right holder may not exercise the Stock Acquisition Rights after the disposition.

5) The exercise of the Stock Acquisition Rights by heirs of the stock acquisition right holder shall not be permitted.

6) When the total number of outstanding shares would exceed the number of then-authorized shares by the exercise of the Stock Acquisition Rights at the time of exercise thereof, the Stock Acquisition Rights may not be exercised.

7) Each Stock Acquisition Right may not be exercised for less than one Stock Acquisition Right.

8.	Matters concerning Acquisition of the Stock Acquisition Rights

(1) The Company may acquire all of the Stock Acquisition Rights without consideration at the arrival of the day separately prescribed by the Board of Directors of the Company, in the event that any of the following is approved at the General Meeting of Shareholders of the Company (or, if the approval of the General Meeting of Shareholders is not required, in the event that any of the following is resolved at the Meeting of the Board of Directors of the Company): a merger agreement, under which the Company shall become an absorbed company; an absorption-type company split agreement or incorporation-type company split plan with respect to the company split, under which the Company shall become a split company; a stock exchange agreement or stock transfer plan, under which the Company shall become a wholly-owned subsidiary.

(2) The Company may acquire the Stock Acquisition Rights without consideration in the event that the stock acquisition right holder becomes unable to exercise all or part of the Stock Acquisition Rights in accordance with the provision set forth in 7. above prior to the exercise the right.

9.	Treatment of the Stock Acquisition Rights upon Reorganization

In the event that the Company conducts a merger (limited to the cases where the Company is to be absorbed as a result of the Merger), absorption-type company split, incorporation-type company split, stock exchange or stock transfer (hereinafter collectively referred to as “Reorganization”), stock acquisition rights of the companies listed in (a) to (e) of Article 236, Paragraph 1, Item 8, of the Companies Act (hereinafter referred to as “Reorganized Company”) shall be delivered, in each case, to the stock acquisition right holders at the effective date of Reorganization in accordance with the following conditions. However, this shall be limited to the cases where the delivery of the stock acquisition rights of the Reorganized Company in accordance with the following conditions is prescribed in an absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, stock exchange agreement or stock transfer plan.

(1) Number of the Stock Acquisition Rights of the Reorganized Company to be Delivered

The same number of stock acquisition rights as the number of stock acquisition rights held by the stock acquisition right holders shall be delivered respectively.

(2) Class of Shares of the Reorganized Company to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

Shall be shares of common stock of the Reorganized Company.

(3) Number of Shares of the Reorganized Company to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 2. above, based on the consideration of conditions for the Reorganization.

(4) Amount of Assets to be Contributed upon Exercise of the Stock Acquisition Rights

The amount of assets to be contributed upon exercise of each stock acquisition right to be delivered shall, based on the consideration of conditions for the Reorganization, etc., be the amount obtained by multiplying the Exercise Price after reorganization, which is obtained by adjusting the Exercise Price set forth in 3. above, by the number of shares of the Reorganized Company to be issued or transferred upon exercise of the stock acquisition rights, which is determined in accordance with 9. (3) above.

(5) Period during which the Stock Acquisition Rights May be Exercised

Shall be from the first day of the Exercise Period set forth in 4. above or the effective date of the Reorganization, whichever comes later, until the last day of the Exercise Period set forth in 4. above.

(6) Matters concerning the Capital and Capital Reserve to be Increased when Shares are Issued upon Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 5. above.

(7) Restriction on Acquisition of the Stock Acquisition Rights through Transfer

Restriction on acquisition through transfer shall require the approval by resolution of the Board of Directors of Reorganized Company.

(8) Other Conditions for Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 7. above.

(9) Reason and Conditions for Acquisition of the Stock Acquisition Rights

Shall be determined in accordance with 8. above.

(10) Any other conditions shall be determined in accordance with those of the Reorganized Company.

10.	Matters concerning Certificate of Stock Acquisition Rights pertaining to the Stock Acquisition Rights

The Company shall not issue any certificate of stock acquisition rights pertaining to the Stock Acquisition Rights.

Exhibit (2) -2

Outline of 3rd Series of Stock Acquisition Rights of BeNext-Yumeshin Group Co.

1.	Name of the Stock Acquisition Rights

3rd Series of Stock Acquisition Rights of BeNext-Yumeshin Group Co.

2.	Class and Number of Shares to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

The number of shares to be issued or transferred upon exercise of one Stock Acquisition Right (hereinafter referred to as “Number of Shares to be Allotted”) shall be 63 shares of the common stock of the Company.

In the event that, after the effective date of the absorption-type merger dated April 1, 2021 between the Company and YUMESHIN HOLDINGS Co., Ltd. (hereinafter referred to as “Merger”), the Company conducts a stock split (including an allotment without consideration (musho-wariate) of shares of common stock of the Company; the same shall apply hereinafter.) or stock consolidation, the Number of Shares to be Allotted shall be adjusted in accordance with the following formula. However, such adjustment shall be made only to the number of shares to be issued or transferred upon exercise of the Stock Acquisition Rights, which have not yet been exercised at the time of adjustment. Any fraction less than one share arising from the adjustment shall be rounded down.

Number of Shares to be Allotted after adjustment = Number of Shares to be Allotted before adjustment × Ratio of split (or consolidation)

In the event that, after the effective date of the Merger, the Company conducts a merger, corporate split, or reduces the amount of capital, or in any other event equivalent thereto where an adjustment of Number of Shares to be Allotted shall be required, the Company shall appropriately adjust the Number of Shares to be Allotted.

3.	Amount of Assets to be Contributed upon Exercise of the Stock Acquisition Rights or Calculation Method Therefor

The amount of assets to be contributed upon exercise of each Stock Acquisition Right shall be the amount obtained by multiplying the amount to be paid in per share (hereinafter referred to as “Exercise Price”) by the Number of Shares to be Allotted.

The Exercise Price shall be 1,271 yen.

In the event that, after the effective date of the Merger, the Company conducts a stock split or stock consolidation, the Exercise Price shall be adjusted in accordance with the following formula, with any fraction less than one yen arising from the adjustment rounded up.

In the event that, after the effective date of the Merger, the Company issues new shares of or disposes of treasury shares of common stock of the Company at a price below the market price (excluding the cases of the issuance of new shares and the disposition of treasury shares upon exercise of the stock acquisition rights and the transfer of treasury shares through share exchange), the Exercise Price shall be adjusted in accordance with the following formula, with any fraction less than one yen arising from the adjustment rounded up.

The “Number of outstanding shares” provided in the above formula is obtained by deducting the number of treasury shares of common stock of the Company from the total number of outstanding shares of common stock of the Company. In the event that the Company disposes of treasury shares of common stock, the “Number of shares newly issued” shall be replaced by the “Number of treasury of shares to be disposed of”.

In addition to the above, in the event that, after effective date of the Merger, the Company conducts a merger with another company or corporate split or in any other event equivalent thereto where an adjustment of Exercise Price shall be required, the Company may adjust the Exercise Price appropriately to the extent reasonable.

4.	Exercise Period of the Stock Acquisition Rights

The period during which the Stock Acquisition Rights may be exercised (hereinafter referred to as “Exercise Period”) shall be the period from April 1, 2021 to December 31, 2025 (however, if December 31, 2025 is not a bank business day, it shall be the preceding bank business day.).

5.	Matters concerning the Capital and Capital Reserves to be Increased

1) The amount of capital to be increased due to the issuance of shares upon exercise of the Stock Acquisition Rights shall be one half (1/2) of the maximum amount of increase in the capital, etc. to be calculated in accordance with Article 17, Paragraph 1 of the Regulation on Corporate Accounting. Any fraction less than one yen arising from such calculation shall be rounded up.

2) The amount of capital reserve to be increased due to the issuance of shares upon exercise of the Stock Acquisition Rights shall be the amount obtained by deducting the amount of capital to be increased set forth in 1) above, from the maximum amount of increase in the capital, etc. stated in 1) above.

6.	Restriction on Acquisition of the Stock Acquisition Rights through Transfer

Acquisition of the Stock Acquisition Rights through transfer shall require the approval by resolution of the Board of Directors of the Company.

7.	Conditions for Exercise of the Stock Acquisition Rights

1) The stock acquisition right holders may exercise the Stock Acquisition Rights up to the percentages listed in the following items during the periods listed in the following items, including the Stock Acquisition Rights that have been already exercised. In this case, if the number of exercisable Stock Acquisition Rights calculated based on such percentage results in a fraction less than one Stock Acquisition Right, only the number of Stock Acquisition Rights rounded down to the first decimal place may be exercised.

(i) From April 1, 2021 to December 31, 2022

Fifty percent (50%) of the total number of the Stock Acquisition Rights allotted to the stock acquisition right holders

(ii) From January 1, 2023 to July 31, 2025

One hundred percent (100%) of the total number of the Stock Acquisition Rights allotted to the stock acquisition right holders

2) The stock acquisition right holder shall be required to be a director, auditor or employee of the Company or any of the affiliated companies of the Company (referring to an affiliated company as prescribed in the Regulation on Terminology, Forms, and Preparation Methods of Financial Statements) upon exercise of the Stock Acquisition Rights. However, this shall not apply in the event of resignation due to expiration of the term of office or mandatory retirement, or other justifiable grounds.

3) The exercise of the Stock Acquisition Rights by heirs of the stock acquisition right holder shall not be permitted.

4) When the total number of outstanding shares would exceed the number of then-authorized shares by the exercise of the Stock Acquisition Rights at the time of exercise thereof, the Stock Acquisition Rights may not be exercised.

5) Each Stock Acquisition Right may not be exercised for less than one Stock Acquisition Right.

8.	Matters concerning Acquisition of the Stock Acquisition Rights

(1) The Company may acquire all of the Stock Acquisition Rights without consideration at the arrival of the day separately prescribed by the Board of Directors of the Company, in the event that any of the following is approved at the General Meeting of Shareholders of the Company (or, if the approval of the General Meeting of Shareholders is not required, in the event that any of the following is resolved at the Meeting of the Board of Directors of the Company): a merger agreement, under which the Company shall become an absorbed company; an absorption-type company split agreement or incorporation-type company split plan with respect to the company split, under which the Company shall become a split company; a stock exchange agreement or stock transfer plan, under which the Company shall become a wholly-owned subsidiary.

(2) The Company may acquire the Stock Acquisition Rights without consideration in the event that the stock acquisition right holder becomes unable to exercise all or part of the Stock Acquisition Rights in accordance with the provision set forth in 7. above prior to the exercise the right.

9.	Treatment of the Stock Acquisition Rights upon Reorganization

In the event that the Company conducts a merger (limited to the cases where the Company is to be absorbed as a result of the Merger), absorption-type company split, incorporation-type company split, stock exchange or stock transfer (hereinafter collectively referred to as “Reorganization”), stock acquisition rights of the companies listed in (a) to (e) of Article 236, Paragraph 1, Item 8, of the Companies Act (hereinafter referred to as “Reorganized Company”) shall be delivered, in each case, to the stock acquisition right holders at the effective date of Reorganization in accordance with the following conditions. However, this shall be limited to the cases where the delivery of the stock acquisition rights of the Reorganized Company in accordance with the following conditions is prescribed in an absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, stock exchange agreement or stock transfer plan.

(1) Number of the Stock Acquisition Rights of the Reorganized Company to be Delivered

The same number of stock acquisition rights as the number of stock acquisition rights held by the stock acquisition right holders shall be delivered respectively.

(2) Class of Shares of the Reorganized Company to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

Shall be shares of common stock of the Reorganized Company.

(3) Number of Shares of the Reorganized Company to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 2. above, based on the consideration of conditions for the Reorganization.

(4) Amount of Assets to be Contributed upon Exercise of the Stock Acquisition Rights

The amount of assets to be contributed upon exercise of each stock acquisition right to be delivered shall, based on the consideration of conditions for the Reorganization, etc., be the amount obtained by multiplying the Exercise Price after reorganization, which is obtained by adjusting the Exercise Price set forth in 3. above, by the number of shares of the Reorganized Company to be issued or transferred upon exercise of the stock acquisition rights, which is determined in accordance with 9. (3) above.

(5) Period during which the Stock Acquisition Rights May be Exercised

Shall be from the first day of the Exercise Period set forth in 4. above or the effective date of the Reorganization, whichever comes later, until the last day of the Exercise Period set forth in 4. above.

(6) Matters concerning the Capital and Capital Reserve to be Increased when Shares are Issued upon Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 5. above.

(7) Restriction on Acquisition of the Stock Acquisition Rights through Transfer

Restriction on acquisition through transfer shall require the approval by resolution of the Board of Directors of Reorganized Company.

(8) Other Conditions for Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 7. above.

(9) Reason and Conditions for Acquisition of the Stock Acquisition Rights

Shall be determined in accordance with 8. above.

(10) Any other conditions shall be determined in accordance with those of the Reorganized Company.

10.	Matters concerning Certificate of Stock Acquisition Rights pertaining to the Stock Acquisition Rights

The Company shall not issue any certificate of stock acquisition rights pertaining to the Stock Acquisition Rights.

Exhibit (3) -2

Outline of 4th Series of Stock Acquisition Rights of BeNext-Yumeshin Group Co.

1.	Name of the Stock Acquisition Rights

4th Series of Stock Acquisition Rights of BeNext-Yumeshin Group Co.

2.	Class and Number of Shares to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

The number of shares to be issued or transferred upon exercise of one Stock Acquisition Right (hereinafter referred to as “Number of Shares to be Allotted”) shall be 63 shares of the common stock of the Company.

In the event that, after the effective date of the absorption-type merger dated April 1, 2021 between the Company and YUMESHIN HOLDINGS Co., Ltd. (hereinafter referred to as “Merger”), the Company conducts a stock split (including an allotment without consideration (musho-wariate) of shares of common stock of the Company; the same shall apply hereinafter.) or stock consolidation, the Number of Shares to be Allotted shall be adjusted in accordance with the following formula. However, such adjustment shall be made only to the number of shares to be issued or transferred upon exercise of the Stock Acquisition Rights, which have not yet been exercised at the time of adjustment. Any fraction less than one share arising from the adjustment shall be rounded down.

Number of Shares to be Allotted after adjustment = Number of Shares to be Allotted before adjustment × Ratio of split (or consolidation)

In the event that, after the effective date of the Merger, the Company conducts a merger, corporate split, or reduces the amount of capital, or in any other event equivalent thereto where an adjustment of Number of Shares to be Allotted shall be required, the Company shall appropriately adjust the Number of Shares to be Allotted.

3.	Amount of Assets to be Contributed upon Exercise of the Stock Acquisition Rights or Calculation Method Therefor

The amount of assets to be contributed upon exercise of each Stock Acquisition Right shall be the amount obtained by multiplying the amount to be paid in per share (hereinafter referred to as “Exercise Price”) by the Number of Shares to be Allotted.

The Exercise Price shall be 1,474 yen.

In the event that, after the effective date of the Merger, the Company conducts a stock split or stock consolidation, the Exercise Price shall be adjusted in accordance with the following formula, with any fraction less than one yen arising from the adjustment rounded up.

In the event that, after the effective date of the Merger, the Company issues new shares of or disposes of treasury shares of common stock of the Company at a price below the market price (excluding the cases of the issuance of new shares and the disposition of treasury shares upon exercise of the stock acquisition rights and the transfer of treasury shares through share exchange), the Exercise Price shall be adjusted in accordance with the following formula, with any fraction less than one yen arising from the adjustment rounded up.

The “Number of outstanding shares” provided in the above formula is obtained by deducting the number of treasury shares of common stock of the Company from the total number of outstanding shares of common stock of the Company. In the event that the Company disposes of treasury shares of common stock, the “Number of shares newly issued” shall be replaced by the “Number of treasury of shares to be disposed of”.

In addition to the above, in the event that, after the effective date of the Merger, the Company conducts a merger with another company or corporate split or in any other event equivalent thereto where an adjustment of Exercise Price shall be required, the Company may adjust the Exercise Price appropriately to the extent reasonable.

4.	Exercise Period of the Stock Acquisition Rights

The period during which the Stock Acquisition Rights may be exercised (hereinafter referred to as “Exercise Period”) shall be the period from April 1, 2021 to December 31, 2023 (however, if December 31, 2023 is not a bank business day, it shall be the preceding bank business day.).

5.	Matters concerning the Capital and Capital Reserves to be Increased

1) The amount of capital to be increased due to the issuance of shares upon exercise of the Stock Acquisition Rights shall be one half (1/2) of the maximum amount of increase in the capital, etc. to be calculated in accordance with Article 17, Paragraph 1 of the Regulation on Corporate Accounting. Any fraction less than one yen arising from such calculation shall be rounded up.

2) The amount of capital reserve to be increased due to the issuance of shares upon exercise of the Stock Acquisition Rights shall be the amount obtained by deducting the amount of capital to be increased set forth in 1) above, from the maximum amount of increase in the capital, etc. stated in 1) above.

6.	Restriction on Acquisition of the Stock Acquisition Rights through Transfer

Acquisition of the Stock Acquisition Rights through transfer shall require the approval by resolution of the Board of Directors of the Company.

7.	Conditions for Exercise of the Stock Acquisition Rights

1) The stock acquisition right holder shall be required to be a director, auditor or employee of the Company or any of the affiliated companies of the Company (referring to an affiliated company as prescribed in the Regulation on Terminology, Forms, and Preparation Methods of Financial Statements) upon exercise of the Stock Acquisition Rights. However, this shall not apply in the event of resignation due to expiration of the term of office or mandatory retirement, or other justifiable grounds.

2) The exercise of the Stock Acquisition Rights by heirs of the stock acquisition right holder shall not be permitted.

3) When the total number of outstanding shares would exceed the number of then-authorized shares by the exercise of the Stock Acquisition Rights at the time of exercise thereof, the Stock Acquisition Rights may not be exercised.

4) Each Stock Acquisition Right may not be exercised for less than one Stock Acquisition Right.

8.	Matters concerning Acquisition of the Stock Acquisition Rights

(1) The Company may acquire all of the Stock Acquisition Rights without consideration at the arrival of the day separately prescribed by the Board of Directors of the Company, in the event that any of the following is approved at the General Meeting of Shareholders of the Company (or, if the approval of the General Meeting of Shareholders is not required, in the event that any of the following is resolved at the Meeting of the Board of Directors of the Company): a merger agreement, under which the Company shall become an absorbed company; an absorption-type company split agreement or incorporation-type company split plan with respect to the company split, under which the Company shall become a split company; a stock exchange agreement or stock transfer plan, under which the Company shall become a wholly-owned subsidiary.

(2) The Company may acquire the Stock Acquisition Rights without consideration in the event that the stock acquisition right holder becomes unable to exercise all or part of the Stock Acquisition Rights in accordance with the provision set forth in 7. above prior to the exercise the right.

9.	Treatment of the Stock Acquisition Rights upon Reorganization

In the event that the Company conducts a merger (limited to the cases where the Company is to be absorbed as a result of the Merger), absorption-type company split, incorporation-type company split, stock exchange or stock transfer (hereinafter collectively referred to as “Reorganization”), stock acquisition rights of the companies listed in (a) to (e) of Article 236, Paragraph 1, Item 8, of the Companies Act (hereinafter referred to as “Reorganized Company”) shall be delivered, in each case, to the stock acquisition right holders at the effective date of Reorganization in accordance with the following conditions. However, this shall be limited to the cases where the delivery of the stock acquisition rights of the Reorganized Company in accordance with the following conditions is prescribed in an absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, stock exchange agreement or stock transfer plan.

(1) Number of the Stock Acquisition Rights of the Reorganized Company to be Delivered

The same number of stock acquisition rights as the number of stock acquisition rights held by the stock acquisition right holders shall be delivered respectively.

(2) Class of Shares of the Reorganized Company to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

Shall be shares of common stock of the Reorganized Company.

(3) Number of Shares of the Reorganized Company to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 2. above, based on the consideration of conditions for the Reorganization.

(4) Amount of Assets to be Contributed upon Exercise of the Stock Acquisition Rights

The amount of assets to be contributed upon exercise of each stock acquisition right to be delivered shall, based on the consideration of conditions for the Reorganization, etc., be the amount obtained by multiplying the Exercise Price after reorganization, which is obtained by adjusting the Exercise Price set forth in 3. above, by the number of shares of the Reorganized Company to be issued or transferred upon exercise of the stock acquisition rights, which is determined in accordance with 9. (3) above.

(5) Period during which the Stock Acquisition Rights May be Exercised

Shall be from the first day of the Exercise Period set forth in 4. above or the effective date of the Reorganization, whichever comes later, until the last day of the Exercise Period set forth in 4. above.

(6) Matters concerning the Capital and Capital Reserve to be Increased when Shares are Issued upon Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 5. above.

(7) Restriction on Acquisition of the Stock Acquisition Rights through Transfer

Restriction on acquisition through transfer shall require the approval by resolution of the Board of Directors of Reorganized Company.

(8) Other Conditions for Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 7. above.

(9) Reason and Conditions for Acquisition of the Stock Acquisition Rights

Shall be determined in accordance with 8. above.

(10) Any other conditions shall be determined in accordance with those of the Reorganized Company.

10.	Matters concerning Certificate of Stock Acquisition Rights pertaining to the Stock Acquisition Rights

The Company shall not issue any certificate of stock acquisition rights pertaining to the Stock Acquisition Rights.

Exhibit (4) -2

Outline of 5th Series of Stock Acquisition Rights of BeNext-Yumeshin Group Co.

1.	Name of the Stock Acquisition Rights

5th Series of Stock Acquisition Rights of BeNext-Yumeshin Group Co.

2.	Class and Number of Shares to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

The number of shares to be issued or transferred upon exercise of one Stock Acquisition Right (hereinafter referred to as “Number of Shares to be Allotted”) shall be 945 shares of the common stock of the Company.

In the event that, after the effective date of the absorption-type merger dated April 1, 2021 between the Company and YUMESHIN HOLDINGS Co., Ltd. (hereinafter referred to as “Merger”), the Company conducts a stock split (including an allotment without consideration (musho-wariate) of shares of common stock of the Company; the same shall apply hereinafter.) or stock consolidation, the Number of Shares to be Allotted shall be adjusted in accordance with the following formula. However, such adjustment shall be made only to the number of shares to be issued or transferred upon exercise of the Stock Acquisition Rights, which have not yet been exercised at the time of adjustment. Any fraction less than one share arising from the adjustment shall be rounded down.

Number of Shares to be Allotted after adjustment = Number of Shares to be Allotted before adjustment × Ratio of split (or consolidation)

In the event that, after the effective date of the Merger, the Company conducts a merger, corporate split, or reduces the amount of capital, or in any other event equivalent thereto where an adjustment of Number of Shares to be Allotted shall be required, the Company shall appropriately adjust the Number of Shares to be Allotted.

3.	Amount of Assets to be Contributed upon Exercise of Stock Acquisition Rights or Calculation Method Therefor

The amount of assets to be contributed upon exercise of each Stock Acquisition Right shall be the amount obtained by multiplying the amount to be paid in per share (hereinafter referred to as “Exercise Price”) by the Number of Shares to be Allotted.

The Exercise Price shall be 1,006 yen.

In the event that, after the effective date of the Merger, the Company conducts a stock split or stock consolidation, the Exercise Price shall be adjusted in accordance with the following formula, with any fraction less than one yen arising from the adjustment rounded up.

In the event that, after the effective date of the Merger, the Company issues new shares of or disposes of treasury shares of common stock of the Company at a price below the market price (excluding the cases of the issuance of new shares and the disposition of treasury shares upon exercise of stock acquisition rights and the transfer of treasury shares through share exchange), the Exercise Price shall be adjusted in accordance with the following formula, with any fraction less than one yen arising from the adjustment rounded up.

The “Number of outstanding shares” provided in the above formula is obtained by deducting the number of treasury shares of common stock of the Company from the total number of outstanding shares of common stock of the Company. In the event that the Company disposes of treasury shares of common stock, the “Number of shares newly issued” shall be replaced by the “Number of treasury of shares to be disposed of”.

In addition to the above, in the event that, after the effective date of the Merger, the Company conducts a merger with another company or corporate split or in any other event equivalent thereto where an adjustment of Exercise Price shall be required, the Company may adjust the Exercise Price appropriately to the extent reasonable.

4.	Exercise Period of the Stock Acquisition Rights

The period during which the Stock Acquisition Rights may be exercised (hereinafter referred to as “Exercise Period”) shall be the period from April 1, 2021 to December 31, 2023 (however, if December 31, 2023 is not a bank business day, it shall be the preceding bank business day.).

5.	Matters concerning the Capital and Capital Reserves to be Increased

1) The amount of capital to be increased due to the issuance of shares upon exercise of the Stock Acquisition Rights shall be one half (1/2) of the maximum amount of increase in the capital, etc. to be calculated in accordance with Article 17, Paragraph 1 of the Regulation on Corporate Accounting. Any fraction less than one yen arising from such calculation shall be rounded up.

2) The amount of capital reserve to be increased due to the issuance of shares upon exercise of the Stock Acquisition Rights shall be the amount obtained by deducting the amount of capital to be increased set forth in 1) above, from the maximum amount of increase in the capital, etc. stated in 1) above.

6.	Restriction on Acquisition of the Stock Acquisition Rights through Transfer

Acquisition of the Stock Acquisition Rights through transfer shall require the approval by resolution of the Board of Directors of the Company.

7.	Conditions for Exercise of the Stock Acquisition Rights

1) When the stock acquisition right holder loses his/her position as an officer or employee of YUME TECHNOLOGY CO.,LTD. (hereinafter referred to as “YUME TECHNOLOGY”) after the effective date of the Merger, such stock acquisition right holder may not exercise the Stock Acquisition Rights after the loss.

2) When the stock acquisition right holder who is an employee of YUME TECHNOLOGY receives a demotion or severer disciplinary punishment prescribed in the working regulations of YUME TECHNOLOGY, such stock acquisition right holder may not exercise the Stock Acquisition Rights after the disposition.

3) If the stock acquisition right holder is a director of YUME TECHNOLOGY, when a competing transaction prescribed in Article 356, Paragraph 1, Item 1 of the Companies Act or conflict of interest transaction prescribed in Item 2 or 3 of the same is conducted without following the necessary procedures under the Companies Act, such stock acquisition right holder may not exercise the Stock Acquisition Rights after the transaction.

4) When the stock acquisition right holder is given a court sentence of imprisonment or greater severity, such stock acquisition right holder may not exercise the Stock Acquisition Rights after the disposition.

5) The exercise of the Stock Acquisition Rights by heirs of the stock acquisition right holder shall not be permitted.

6) When the total number of outstanding shares would exceed the number of then-authorized shares by the exercise of Stock Acquisition Rights at the time of exercise thereof, the Stock Acquisition Rights may not be exercised.

7) Each Stock Acquisition Right may not be exercised for less than one Stock Acquisition Right.

8.	Matters concerning Acquisition of the Stock Acquisition Rights

(1) The Company may acquire all of the Stock Acquisition Rights without consideration at the arrival of the day separately prescribed by the Board of Directors of the Company, in the event that any of the following is approved at the General Meeting of Shareholders of the Company (or, if the approval of the General Meeting of Shareholders is not required, in the event that any of the following is resolved at the Meeting of the Board of Directors of the Company): a merger agreement, under which the Company shall become an absorbed company; an absorption-type company split agreement or incorporation-type company split plan with respect to the company split, under which the Company shall become a split company; a stock exchange agreement or stock transfer plan, under which the Company shall become a wholly-owned subsidiary.

(2) The Company may acquire the Stock Acquisition Rights without consideration in the event that the stock acquisition right holder becomes unable to exercise all or part of the Stock Acquisition Rights in accordance with the provision set forth in 7. above prior to the exercise the right.

9.	Treatment of the Stock Acquisition Rights upon Reorganization

In the event that the Company conducts a merger (limited to the cases where the Company is to be absorbed as a result of the Merger), absorption-type company split, incorporation-type company split, stock exchange or stock transfer (hereinafter collectively referred to as “Reorganization”), stock acquisition rights of the companies listed in (a) to (e) of Article 236, Paragraph 1, Item 8, of the Companies Act (hereinafter referred to as “Reorganized Company”) shall be delivered, in each case, to the stock acquisition right holders at the effective date of Reorganization in accordance with the following conditions. However, this shall be limited to the cases where the delivery of the stock acquisition rights of the Reorganized Company in accordance with the following conditions is prescribed in an absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, stock exchange agreement or stock transfer plan.

(1) Number of the Stock Acquisition Rights of the Reorganized Company to be Delivered

The same number of stock acquisition rights as the number of stock acquisition rights held by the stock acquisition right holders shall be delivered respectively.

(2) Class of Shares of the Reorganized Company to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

Shall be shares of common stock of the Reorganized Company.

(3) Number of Shares of the Reorganized Company to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 2. above, based on the consideration of conditions for the Reorganization.

(4) Amount of Assets to be Contributed upon Exercise of the Stock Acquisition Rights

The amount of assets to be contributed upon exercise of each stock acquisition right to be delivered shall, based on the consideration of conditions for the Reorganization, etc., be the amount obtained by multiplying the Exercise Price after reorganization, which is obtained by adjusting the Exercise Price set forth in 3. above, by the number of shares of the Reorganized Company to be issued or transferred upon exercise of the stock acquisition rights, which is determined in accordance with 9. (3) above.

(5) Period during which the Stock Acquisition Rights May be Exercised

Shall be from the first day of the Exercise Period set forth in 4. above or the effective date of the Reorganization, whichever comes later, until the last day of the Exercise Period set forth in 4. above.

(6) Matters concerning the Capital and Capital Reserve to be Increased when Shares are Issued upon Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 5. above.

(7) Restriction on Acquisition of the Stock Acquisition Rights through Transfer

Restriction on acquisition through transfer shall require the approval by resolution of the Board of Directors of Reorganized Company.

(8) Other Conditions for Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 7. above.

(9) Reason and Conditions for Acquisition of the Stock Acquisition Rights

Shall be determined in accordance with 8. above.

(10) Any other conditions shall be determined in accordance with those of the Reorganized Company.

10.	Matters concerning Certificate of Stock Acquisition Rights pertaining to the Stock Acquisition Rights

The Company shall not issue any certificate of stock acquisition rights pertaining to the Stock Acquisition Rights.

Exhibit (5) -2

Outline of 6th Series of Stock Acquisition Rights of BeNext-Yumeshin Group Co.

1.	Name of the Stock Acquisition Rights

6th Series of Stock Acquisition Rights of BeNext-Yumeshin Group Co.

2.	Class and Number of Shares to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

The number of shares to be issued or transferred upon exercise of one Stock Acquisition Right (hereinafter referred to as “Number of Shares to be Allotted”) shall be 63 shares of the common stock of the Company.

In the event that, after the effective date of the absorption-type merger dated April 1, 2021 between the Company and YUMESHIN HOLDINGS Co., Ltd. (hereinafter referred to as “Merger”), the Company conducts a stock split (including an allotment without consideration (musho-wariate) of shares of common stock of the Company; the same shall apply hereinafter.) or stock consolidation, the Number of Shares to be Allotted shall be adjusted in accordance with the following formula. However, such adjustment shall be made only to the number of shares to be issued or transferred upon exercise of the Stock Acquisition Rights, which have not yet been exercised at the time of adjustment. Any fraction less than one share arising from the adjustment shall be rounded down.

Number of Shares to be Allotted after adjustment = Number of Shares to be Allotted before adjustment × Ratio of split (or consolidation)

In the event that, after the effective date of the Merger, the Company conducts a merger, corporate split, or reduces the amount of capital, or in any other event equivalent thereto where an adjustment of Number of Shares to be Allotted shall be required, the Company shall appropriately adjust the Number of Shares to be Allotted.

3.	Amount of Assets to be Contributed upon Exercise of Stock Acquisition Rights or Calculation Method Therefor

The amount of assets to be contributed upon exercise of each Stock Acquisition Right shall be the amount obtained by multiplying the amount to be paid in per share (hereinafter referred to as “Exercise Price”) by the Number of Shares to be Allotted.

The Exercise Price shall be 117 yen.

In the event that, after the effective date of the Merger, the Company conducts a stock split or stock consolidation, the Exercise Price shall be adjusted in accordance with the following formula, with any fraction less than one yen arising from the adjustment rounded up.

In the event that, after the effective date of the Merger, the Company issues new shares of or disposes of treasury shares of common stock of the Company at a price below the market price (excluding the cases of the issuance of new shares and the disposition of treasury shares upon exercise of stock acquisition rights and the transfer of treasury shares through share exchange), the Exercise Price shall be adjusted in accordance with the following formula, with any fraction less than one yen arising from the adjustment rounded up.

The “Number of outstanding shares” provided in the above formula is obtained by deducting the number of treasury shares of common stock of the Company from the total number of outstanding shares of common stock of the Company. In the event that the Company disposes of treasury shares of common stock, the “Number of shares newly issued” shall be replaced by the “Number of treasury of shares to be disposed of”.

In addition to the above, in the event that, after the effective date of the Merger, the Company conducts a merger with another company or corporate split or in any other event equivalent thereto where an adjustment of Exercise Price shall be required, the Company may adjust the Exercise Price appropriately to the extent reasonable.

4.	Exercise Period of the Stock Acquisition Rights

The period during which the Stock Acquisition Rights may be exercised (hereinafter referred to as “Exercise Period”) shall be the period from January1, 2022 to December 31, 2025 (however, if December 31, 2025 is not a bank business day, it shall be the preceding bank business day.).

Notwithstanding the foregoing, holders of the stock acquisition rights may exercise their stock acquisition rights during the periods set forth in the following items (each period shall include the first day and the last day) to the extent set forth in each such item, including the stock acquisition rights that have already been exercised. In such cases, if the number of exercisable stock acquisition rights calculated based on such ratio results in a fraction less than one (1), only the number of Stock Acquisition Rights by rounding down such fraction may be exercised.

1) From January 1, 2022 to December 31, 2025

1/3 of the total number of the stock acquisition rights allotted

2) From January 1, 2023 to December 31, 2025

2/3 of the total number of the stock acquisition rights allotted

3) From January 1, 2024 to December 31, 2025

100% of the total number of the stock acquisition rights allotted

5.	Matters concerning the Capital and Capital Reserves to be Increased

1) The amount of capital to be increased due to the issuance of shares upon exercise of the Stock Acquisition Rights shall be one half (1/2) of the maximum amount of increase in the capital, etc. to be calculated in accordance with Article 17, Paragraph 1 of the Regulation on Corporate Accounting. Any fraction less than one yen arising from such calculation shall be rounded up.

2) The amount of capital reserve to be increased due to the issuance of shares upon exercise of the Stock Acquisition Rights shall be the amount obtained by deducting the amount of capital to be increased set forth in 1) above, from the maximum amount of increase in the capital, etc. stated in 1) above.

6.	Restriction on Acquisition of the Stock Acquisition Rights through Transfer

Acquisition of the Stock Acquisition Rights through transfer shall require the approval by resolution of the Board of Directors of the Company.

7.	Conditions for Exercise of the Stock Acquisition Rights

1)

In the event that any of the conditions set forth in the following items is fulfilled, the person who has received an allotment of stock acquisition rights (hereinafter referred to as the “Stock Acquisition Right Holder”) may exercise the stock acquisition rights up to the ratio set forth in the relevant item (hereinafter referred to as the “Exercisable Ratio”) out of the stock acquisition rights allotted to each Stock Acquisition Right Holder. In the following, the operating income of the companies and businesses attributable to YUMESHIN HOLDINGS Co., Ltd.’s construction engineer dispatch and related businesses segment as of March 31, 2021, and the operating income of the companies and businesses newly attributable to such segment after April 2021, adjusted in accordance with the standards reasonably established by a resolution of the Board of Directors based on the purpose of the Stock Acquisition Rights and the terms and conditions for exercising the Stock Acquisition Rights, are referred to as “Construction Segment Income”.

(a)

if the sum of the amount of the segment profit of the construction engineer dispatch and related businesses of YUMESHIN HOLDINGS Co., Ltd. in the Quarterly Report for the Second Quarter of the 43rd Fiscal Year (October 2020 to March 2021) and the amount of the Construction Segment Income for the period from April 2021 to September 2021 exceeds 5,800 million yen and the retirement rate of YUMESHIN Co., Ltd. is no greater than 26.8%.

1/3 of the Stock Acquisition Rights are exercisable.

(b)	If the amount of the Construction Segment Income for the period from October 2021 to September 2022 exceeds 6,200 million yen and the retirement rate of YUMESHIN Co., Ltd. is no greater than 26.2%.

1/3 of the Stock Acquisition Rights are exercisable.

(c)	If the amount of the Construction Segment Income for the period October 2022 to September 2023 exceeds 7,000 million yen and the retirement rate of YUMESHIN Co., Ltd. is no greater than 25.8%.

1/3 of the Stock Acquisition Rights are exercisable.

In the event of a significant change in the concept of items to be referenced due to the application of International Financial Reporting Standards, etc., the Board of Directors shall separately determine the indicators to be referenced.

2)

The stock acquisition right holder shall be required to be a director, auditor or employee of the Company or any of the affiliated companies of the Company (referring to an affiliated company as prescribed in the Regulation on Terminology, Forms, and Preparation Methods of Financial Statements) upon exercise of the Stock Acquisition Rights. However, this shall not apply in the event of resignation due to expiration of the term of office or mandatory retirement, or other justifiable grounds.

3)	The exercise of the Stock Acquisition Rights by heirs of the stock acquisition right holder shall not be permitted.

4)

When the total number of outstanding shares would exceed the number of then-authorized shares by the exercise of the Stock Acquisition Rights at the time of exercise thereof, the Stock Acquisition Rights may not be exercised.

5)	Each Stock Acquisition Right may not be exercised for less than one Stock Acquisition Right.

8.	Matters concerning Acquisition of the Stock Acquisition Rights

(1) The Company may acquire all of the Stock Acquisition Rights without consideration at the arrival of the day separately prescribed by the Board of Directors of the Company, in the event that any of the following is approved at the General Meeting of Shareholders of the Company (or, if the approval of the General Meeting of Shareholders is not required, in the event that any of the following is resolved at the Meeting of the Board of Directors of the Company): a merger agreement, under which the Company shall become an absorbed company; an absorption-type company split agreement or incorporation-type company split plan with respect to the company split, under which the Company shall become a split company; a stock exchange agreement or stock transfer plan, under which the Company shall become a wholly-owned subsidiary.

(2) The Company may acquire the Stock Acquisition Rights without consideration in the event that the stock acquisition right holder becomes unable to exercise all or part of the Stock Acquisition Rights in accordance with the provision set forth in 7. above prior to the exercise the right.

9.	Treatment of the Stock Acquisition Rights upon Reorganization

In the event that the Company conducts a merger (limited to the cases where the Company is to be absorbed as a result of the Merger), absorption-type company split, incorporation-type company split, stock exchange or stock transfer (hereinafter collectively referred to as “Reorganization”), stock acquisition rights of the companies listed in (a) to (e) of Article 236, Paragraph 1, Item 8, of the Companies Act (hereinafter referred to as “Reorganized Company”) shall be delivered, in each case, to the stock acquisition right holders at the effective date of Reorganization in accordance with the following conditions. However, this shall be limited to the cases where the delivery of the stock acquisition rights of the Reorganized Company in accordance with the following conditions is prescribed in an absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, stock exchange agreement or stock transfer plan.

(1) Number of the Stock Acquisition Rights of the Reorganized Company to be Delivered

The same number of stock acquisition rights as the number of stock acquisition rights held by the stock acquisition right holders shall be delivered respectively.

(2) Class of Shares of the Reorganized Company to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

Shall be shares of common stock of the Reorganized Company.

(3) Number of Shares of the Reorganized Company to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 2. above, based on the consideration of conditions for the Reorganization.

(4) Amount of Assets to be Contributed upon Exercise of the Stock Acquisition Rights

The amount of assets to be contributed upon exercise of each stock acquisition right to be delivered shall, based on the consideration of conditions for the Reorganization, etc., be the amount obtained by multiplying the Exercise Price after reorganization, which is obtained by adjusting the Exercise Price set forth in 3. above, by the number of shares of the Reorganized Company to be issued or transferred upon exercise of the stock acquisition rights, which is determined in accordance with 9. (3) above.

(5) Period during which the Stock Acquisition Rights May be Exercised

Shall be from the first day of the Exercise Period set forth in 4. above or the effective date of the Reorganization, whichever comes later, until the last day of the Exercise Period set forth in 4. above.

(6) Matters concerning the Capital and Capital Reserve to be Increased when Shares are Issued upon Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 5. above.

(7) Restriction on Acquisition of the Stock Acquisition Rights through Transfer

Restriction on acquisition through transfer shall require the approval by resolution of the Board of Directors of Reorganized Company.

(8) Other Conditions for Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 7. above.

(9) Reason and Conditions for Acquisition of the Stock Acquisition Rights

Shall be determined in accordance with 8. above.

(10) Any other conditions shall be determined in accordance with those of the Reorganized Company.

10.

Matters concerning Certificate of Stock Acquisition Rights pertaining to the Stock Acquisition Rights The Company shall not issue any certificate of stock acquisition rights pertaining to the Stock Acquisition Rights.

Exhibit (6) -2

Outline of 7th Series of Stock Acquisition Rights of BeNext-Yumeshin Group Co.

1.	Name of the Stock Acquisition Rights

7th Series of Stock Acquisition Rights of BeNext-Yumeshin Group Co.

2.	Class and Number of Shares to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

The number of shares to be issued or transferred upon exercise of one Stock Acquisition Right (hereinafter referred to as “Number of Shares to be Allotted”) shall be 63 shares of the common stock of the Company.

In the event that, after the effective date of the absorption-type merger dated April 1, 2021 between the Company and YUMESHIN HOLDINGS Co., Ltd. (hereinafter referred to as “Merger”), the Company conducts a stock split (including an allotment without consideration (musho-wariate) of shares of common stock of the Company; the same shall apply hereinafter.) or stock consolidation, the Number of Shares to be Allotted shall be adjusted in accordance with the following formula. However, such adjustment shall be made only to the number of shares to be issued or transferred upon exercise of the Stock Acquisition Rights, which have not yet been exercised at the time of adjustment. Any fraction less than one share arising from the adjustment shall be rounded down.

Number of Shares to be Allotted after adjustment = Number of Shares to be Allotted before adjustment × Ratio of split (or consolidation)

In the event that, after the effective date of the Merger, the Company conducts a merger, corporate split, or reduces the amount of capital, or in any other event equivalent thereto where an adjustment of Number of Shares to be Allotted shall be required, the Company shall appropriately adjust the Number of Shares to be Allotted.

3.	Amount of Assets to be Contributed upon Exercise of Stock Acquisition Rights or Calculation Method Therefor

The amount of assets to be contributed upon exercise of each Stock Acquisition Right shall be the amount obtained by multiplying the amount to be paid in per share (hereinafter referred to as “Exercise Price”) by the Number of Shares to be Allotted.

The Exercise Price shall be 117 yen.

In the event that, after the effective date of the Merger, the Company conducts a stock split or stock consolidation, the Exercise Price shall be adjusted in accordance with the following formula, with any fraction less than one yen arising from the adjustment rounded up.

In the event that, after the effective date of the Merger, the Company issues new shares of or disposes of treasury shares of common stock of the Company at a price below the market price (excluding the cases of the issuance of new shares and the disposition of treasury shares upon exercise of stock acquisition rights and the transfer of treasury shares through share exchange), the Exercise Price shall be adjusted in accordance with the following formula, with any fraction less than one yen arising from the adjustment rounded up.

The “Number of outstanding shares” provided in the above formula is obtained by deducting the number of treasury shares of common stock of the Company from the total number of outstanding shares of common stock of the Company. In the event that the Company disposes of treasury shares of common stock, the “Number of shares newly issued” shall be replaced by the “Number of treasury of shares to be disposed of”.

In addition to the above, in the event that, after the effective date of the Merger, the Company conducts a merger with another company or corporate split or in any other event equivalent thereto where an adjustment of Exercise Price shall be required, the Company may adjust the Exercise Price appropriately to the extent reasonable.

4.	Exercise Period of the Stock Acquisition Rights

The period during which the Stock Acquisition Rights may be exercised (hereinafter referred to as “Exercise Period”) shall be the period from January1, 2022 to December 31, 2025 (however, if December 31, 2025 is not a bank business day, it shall be the preceding bank business day.).

Notwithstanding the foregoing, holders of the stock acquisition rights may exercise their stock acquisition rights during the periods set forth in the following items (each period shall include the first day and the last day) to the extent set forth in each such item, including the stock acquisition rights that have already been exercised. In such cases, if the number of exercisable stock acquisition rights calculated based on such ratio results in a fraction less than one (1), only the number of Stock Acquisition Rights by rounding down such fraction may be exercised.

1) From January 1, 2023 to December 31, 2025

1/3 of the total number of the stock acquisition rights allotted

2) From January 1, 2024 to December 31, 2025

2/3 of the total number of the stock acquisition rights allotted

3) From January 1, 2024 to December 31, 2025

100% of the total number of the stock acquisition rights allotted

5.	Matters concerning the Capital and Capital Reserves to be Increased

1) The amount of capital to be increased due to the issuance of shares upon exercise of the Stock Acquisition Rights shall be one half (1/2) of the maximum amount of increase in the capital, etc. to be calculated in accordance with Article 17, Paragraph 1 of the Regulation on Corporate Accounting. Any fraction less than one yen arising from such calculation shall be rounded up.

2) The amount of capital reserve to be increased due to the issuance of shares upon exercise of the Stock Acquisition Rights shall be the amount obtained by deducting the amount of capital to be increased set forth in 1) above, from the maximum amount of increase in the capital, etc. stated in 1) above.

6.	Restriction on Acquisition of the Stock Acquisition Rights through Transfer

Acquisition of the Stock Acquisition Rights through transfer shall require the approval by resolution of the Board of Directors of the Company.

7.	Conditions for Exercise of the Stock Acquisition Rights

1)

In the event that any of the conditions set forth in the following items is fulfilled, the person who has received an allotment of stock acquisition rights (hereinafter referred to as the “Stock Acquisition Right Holder”) may exercise the stock acquisition rights up to the ratio set forth in the relevant item (hereinafter referred to as the “Exercisable Ratio”) out of the stock acquisition rights allotted to each Stock Acquisition Right Holder. In the following, the operating income of the companies and businesses attributable to YUMESHIN HOLDINGS Co., Ltd.’s engineer dispatch and related businesses segment as of March 31, 2021, and the operating income of the companies and businesses newly attributable to such segment after April 2021 (excluding operating income of companies and businesses included in BeNEXT Group Inc. and its subsidiaries as of March 31, 2021), adjusted in accordance with the standards reasonably established by a resolution of the Board of Directors based on the purpose of the Stock Acquisition Rights and the terms and conditions for exercising the Stock Acquisition Rights, are referred to as “Engineer Segment Income”.

(a)

In the event that the sum of the amount of the segment profit of the engineer dispatch business and related businesses in the Quarterly Report for the Second Quarter of the 43rd Fiscal Year (October 2020 to March 2021) and the amount of the Engineer Segment Income for the period from April 2021 to September 2022 exceeds 1,800 million yen

1/3 of the Stock Acquisition Rights are exercisable.

(b)	If the amount of the Engineer Segment Income for the period from October 2022 to September 2023 exceeds 2,500 million yen

1/3 of the Stock Acquisition Rights are exercisable.

(c)	If the amount of the Engineer Segment Income for the period October 2023 to September 2024 exceeds 5,000 million yen

1/3 of the Stock Acquisition Rights are exercisable.

In the event of a significant change in the concept of items to be referenced due to the application of International Financial Reporting Standards, etc., the Board of Directors shall separately determine the indicators to be referenced.

2)

The stock acquisition right holder shall be required to be a director, auditor or employee of the Company or any of the affiliated companies of the Company (referring to an affiliated company as prescribed in the Regulation on Terminology, Forms, and Preparation Methods of Financial Statements) upon exercise of the Stock Acquisition Rights. However, this shall not apply in the event of resignation due to expiration of the term of office or mandatory retirement, or other justifiable grounds.

3)	The exercise of the Stock Acquisition Rights by heirs of the stock acquisition right holder shall not be permitted.

4)

When the total number of outstanding shares would exceed the number of then-authorized shares by the exercise of the Stock Acquisition Rights at the time of exercise thereof, the Stock Acquisition Rights may not be exercised.

5)	Each Stock Acquisition Right may not be exercised for less than one Stock Acquisition Right.

8.	Matters concerning Acquisition of the Stock Acquisition Rights

(1) The Company may acquire all of the Stock Acquisition Rights without consideration at the arrival of the day separately prescribed by the Board of Directors of the Company, in the event that any of the following is approved at the General Meeting of Shareholders of the Company (or, if the approval of the General Meeting of Shareholders is not required, in the event that any of the following is resolved at the Meeting of the Board of Directors of the Company): a merger agreement, under which the Company shall become an absorbed company; an absorption-type company split agreement or incorporation-type company split plan with respect to the company split, under which the Company shall become a split company; a stock exchange agreement or stock transfer plan, under which the Company shall become a wholly-owned subsidiary.

(2) The Company may acquire the Stock Acquisition Rights without consideration in the event that the stock acquisition right holder becomes unable to exercise all or part of the Stock Acquisition Rights in accordance with the provision set forth in 7. above prior to the exercise the right.

9.	Treatment of the Stock Acquisition Rights upon Reorganization

In the event that the Company conducts a merger (limited to the cases where the Company is to be absorbed as a result of the Merger), absorption-type company split, incorporation-type company split, stock exchange or stock transfer (hereinafter collectively referred to as “Reorganization”), stock acquisition rights of the companies listed in (a) to (e) of Article 236, Paragraph 1, Item 8, of the Companies Act (hereinafter referred to as “Reorganized Company”) shall be delivered, in each case, to the stock acquisition right holders at the effective date of Reorganization in accordance with the following conditions. However, this shall be limited to the cases where the delivery of the stock acquisition rights of the Reorganized Company in accordance with the following conditions is prescribed in an absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, stock exchange agreement or stock transfer plan.

(1) Number of the Stock Acquisition Rights of the Reorganized Company to be Delivered

The same number of stock acquisition rights as the number of stock acquisition rights held by the stock acquisition right holders shall be delivered respectively.

(2) Class of Shares of the Reorganized Company to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

Shall be shares of common stock of the Reorganized Company.

(3) Number of Shares of the Reorganized Company to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 2. above, based on the consideration of conditions for the Reorganization.

(4) Amount of Assets to be Contributed upon Exercise of the Stock Acquisition Rights

The amount of assets to be contributed upon exercise of each stock acquisition right to be delivered shall, based on the consideration of conditions for the Reorganization, etc., be the amount obtained by multiplying the Exercise Price after reorganization, which is obtained by adjusting the Exercise Price set forth in 3. above, by the number of shares of the Reorganized Company to be issued or transferred upon exercise of the stock acquisition rights, which is determined in accordance with 9. (3) above.

(5) Period during which the Stock Acquisition Rights May be Exercised

Shall be from the first day of the Exercise Period set forth in 4. above or the effective date of the Reorganization, whichever comes later, until the last day of the Exercise Period set forth in 4. above.

(6) Matters concerning the Capital and Capital Reserve to be Increased when Shares are Issued upon Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 5. above.

(7) Restriction on Acquisition of the Stock Acquisition Rights through Transfer

Restriction on acquisition through transfer shall require the approval by resolution of the Board of Directors of Reorganized Company.

(8) Other Conditions for Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 7. above.

(9) Reason and Conditions for Acquisition of the Stock Acquisition Rights

Shall be determined in accordance with 8. above.

(10) Any other conditions shall be determined in accordance with those of the Reorganized Company.

10.	Matters concerning Certificate of Stock Acquisition Rights pertaining to the Stock Acquisition Rights

The Company shall not issue any certificate of stock acquisition rights pertaining to the Stock Acquisition Rights.

3.	Summary of the Content of the Matters Set Forth in the items of Article 182, Paragraph 1 of the Ordinance for Enforcement of the Companies Act

(1)	Matters related to Appropriateness of Consideration for the Merger

a.	Matters related to Appropriateness of Total Amount of Consideration for the Merger

① Details of the Allotment pertaining to the Merger

	BeNEXT Group (Company Surviving the Absorption-Type Merger)	YUMESHIN HD (Company Absorbed in the Absorption-Type Merger)
Allotment Ratio pertaining to the Merger	1	0.63

(Note 1) Allotment ratio pertaining to the Merger (hereinafter referred to as “Merger Ratio”)

Per share of YUMESHIN HD, 0.63 shares of BeNEXT Group will be allotted and delivered. However, 3,051,331 shares of treasury stock (as of December 31, 2020) held by YUMESHIN HD will not be allotted through the Merger.

(Note 2) The number of shares of BeNEXT Group to be delivered through the Merger: Common stock: 47,760,683 shares (scheduled)

The above number of shares to be delivered may be amended in the event of any change, etc. in the number of shares of treasury stock of YUMESHIN HD by the time immediately prior to the effective date of the Merger due to the exercise, etc. of the right to request the purchase of shares by the shareholders of YUMESHIN HD.

In addition, BeNEXT Group assumes that it will appropriate 1,569 shares of its treasury stock (as of December 31, 2020) to the allotment of shares through the Merger, and will issue additional common stock for the remaining number.

(Note 3) Handling of Shares Less than One Unit

Shareholders of YUMESHIN HD who will hold shares less than one unit (less than 100 shares) of BeNEXT Group as a result of the Merger will be able to use the following system regarding BeNEXT Group and trade in shares less than one unit that are handled by some securities companies. Shares less than one unit cannot be sold on the financial instruments exchange market.

(1)	Additional Purchase of Shares Less than One Unit (additional purchase to one unit (100 shares))

It is a system where shareholders holding shares less than one unit of BeNEXT Group may request that BeNEXT Group sell a number of shares of BeNEXT Group stock that, together with their own shares less than one unit, will constitute one unit (100 shares), and may purchase additional shares in accordance with the provisions of Article 194, Paragraph 1 of the Companies Act and the Articles of Incorporation of BeNEXT Group.

*

The provision concerning the additional purchase system for shares less than one unit in the Articles of Incorporation of BeNEXT Group is scheduled to be added upon approval of a proposal for partial amendment of the Articles of Incorporation including the establishment of such provision at the general meeting of shareholders of BeNEXT

Group scheduled to be held on March 26, 2021.

(2)	Purchase System for Shares Less than One Unit (sale of shares less than one unit (100 shares))

It is a system in which the shareholders who hold shares less than one unit of BeNEXT Group may request that BeNEXT Group purchase their shares less than one unit in accordance with the provisions of Article 192, Paragraph 1 of the Companies Act.

(Note 4) Processing of Fractions of Less than One Share

Shareholders of YUMESHIN HD, to whom fractional shares less than one share of BeNEXT Group stock will be allotted as a result of the Merger, will be paid in cash in the amount corresponding to the fraction of less than one share in accordance with the provisions of Article 234 of the Companies Act and other relevant laws and regulations.

② Grounds, etc. for the Details of the Allotment pertaining to the Merger

i	Grounds and Reasons for the Details of the Allotment

In order to ensure the fairness and appropriateness of the calculation of the merger ratio to be used in the Merger, BeNEXT Group and YUMESHIN HD respectively requested a third-party appraiser to calculate the merger ratio, and each received a merger ratio calculation document. BeNEXT Group appointed SBI Securities Co., Ltd. (hereinafter referred to as “SBI Securities”) as the third-party appraiser, and YUMESHIN HD appointed Trustees Advisory Co., Ltd. (hereinafter referred to as “Trustees”) as the third-party appraiser.

As a result of careful negotiations and consultations between the two companies regarding the merger ratio, with a reference to the results of the calculations made by the third-party appraisers, based on the results, etc. of the due diligence conducted by each company on the other, and taking into consideration factors such as the financial conditions, asset status, and future outlook of each company, the two companies have concluded that the merger ratio described in “2. Summary of the Management Integration (3) Details of the Allotment pertaining to the Merger” is appropriate and reached an agreement.

The Merger Ratio may be changed upon consultation between the two companies in the event of a material change in the conditions that form the basis of calculation.

ii	Matters concerning Calculation

•	Name of the Appraisers and Relationship with the Listed Company and Other Company

SBI Securities, which is the third-party appraiser of BeNEXT Group, is not a related party of BeNEXT Group and YUMESHIN HD and has no material interest in BeNEXT Group and YUMESHIN HD.

Trustees, which is the third-party appraiser of YUMESHIN HD, is not a related party of BeNEXT Group and YUMESHIN HD and has no material interest in BeNEXT Group and YUMESHIN HD.

•	Summary of Calculation

To calculate the share values of both companies, SBI Securities used the market price method since the stock of both companies has a market price and the comparable companies analysis method since there are multiple listed comparable companies that are comparable to both companies and it is possible to infer their share value by similarity comparison, and in addition, for the purpose of reflecting the status of future business activities of both companies in the calculation, used the discounting cash flow method (hereinafter referred to as “DCF method”), which is a valuation method to calculate the share value by discounting free cash flows expected to be generated in the future to the present value at a certain discount rate based on the future earnings of both companies.

The results of calculation of the merger ratio by each method assuming that BeNEXT Group’s share value per share is one (1) are as follows:

Method Used		Calculation Range of Merger Ratio
BeNEXT Group	YUMESHIN HD
Market price method	Market price method	0.55~0.63
Comparable companies analysis method	Comparable companies analysis method]	0.58~0.67
DCF method	DCF method	0.53~0.72

Under the market price method, SBI Securities performed the calculation based on the closing price of the common stock of BeNEXT Group and YUMESHIN HD on the calculation base date on the Tokyo Stock Exchange and the simple average of the closing prices of the common stock of BeNEXT Group and YUMESHIN HD for one month, three months and six months up to the calculation base date on the Tokyo Stock Exchange, with the calculation base date being the business day before the date of preparation of calculation document as January 28, 2021 (for BeNEXT Group, calculation base date: 1,266 yen, one month: 1,215 yen, three months: 1,154 yen, six months: 1,146 yen, for YUMESHIN HD, calculation base date: 720 yen, one month: 696 yen, three months: 719 yen, six months: 698 yen).

Under the comparable companies analysis method, SBI Securities performed the calculation with respect to BeNEXT Group, using EV/EBITDA multiples, by selecting TechnoPro Holdings, Inc. and OUTSOURCING Inc., including BeNEXT Group, as comparable companies among the domestic listed companies engaged in engineer dispatch business, which is BeNEXT Group’s main business considering the comparability in business scale, etc. with BeNEXT Group. With respect to YUMESHIN HD, it performed the calculation, using EV/EBITDA multiples, by selecting TechnoPro Holdings, Inc., OUTSOURCING Inc., MEITEC CORPORATION and Altech Corporation, including BeNEXT Group, as comparable companies among the domestic listed companies engaged in engineer dispatch business, which is YUMESHIN HD’s main business considering the comparability in business scale, etc. with YUMESHIN HD.

Under the DCF method, SBI Securities evaluated the corporate value of BeNEXT Group by discounting the future cash flows based on financial forecast prepared by BeNEXT Group to their present value at a certain discount rate. It used a discount rate of 7.23% to 7.73%, and used the perpetuity growth rate method for calculating the continuous value, and performed the calculation with the perpetuity growth rate as -0.25% to +0.25% under the perpetuity growth rate method. The financial forecast used as the basis for the calculation does not include any fiscal year in which a considerable increase or decrease in profits is expected. The financial forecast has been prepared based on a stand-alone plan. On the other hand, YUMESHIN HD evaluated the corporate value by discounting the future cash flows based on financial forecast prepared by YUMESHIN HD to the present value at a certain discount rate. It used a discount rate of 7.14% to 7.64%, and used the perpetuity growth rate method for calculating the continuous value, and performed the calculation with the perpetuity growth rate as -0.25% to +0.25% under the perpetuity growth rate method. The financial forecast used as the basis for the calculation does not include any fiscal year in which a considerable increase or decrease in profits is expected. The financial forecast has been prepared based on a stand-alone plan.

In principle, SBI Securities has used as is the materials and information provided by BeNEXT Group and YUMESHIN HD and publicly available information with respect to the calculation of the merger ratio, has assumed the accuracy and completeness of all materials and information analyzed and reviewed and there are no facts that may have a material impact on the calculation of the merger ratio that have not been disclosed to SBI Securities, and has not independently verified the accuracy or completeness of such materials and information nor assumed any obligation to do so. SBI Securities has not independently evaluated, appraised or assessed all the assets or liabilities of BeNEXT Group, YUMESHIN HD and their respective affiliates (including, but not limited to, derivatives, off-balance-sheet assets and liabilities, and other contingent liabilities), including the analysis and assessment of individual assets or liabilities, nor has requested any third party to evaluate, appraise or assess them. SBI Securities has assumed that the information related to financial projections provided have been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by respective management of BeNEXT Group and YUMESHIN HD and relied on this information without independent verification, with the consent of BeNEXT Group. SBI Securities’ calculation is based on the financial, economic, market and other conditions as of January 28, 2021.

On the other hand, to calculate the share values of both companies, Trustees used the market price method since both companies have market prices and the comparable companies analysis method since there are multiple listed comparable companies that are comparable to both companies and it is possible to infer their share value by similarity comparison., and in addition, for the purpose of reflecting the status of future business activities of both companies in the calculation, used the DCF method, which is a valuation method to calculate the share value by discounting free cash flows expected to be generated in the future to the present value at a certain discount rate based on the future earnings of both companies.

The results of calculation of the merger ratio by each method assuming that BeNEXT Group’s share value per share is one (1) are as follows:

Method Used		Calculation Range of Merger Ratio
BeNEXT Group	YUMESHIN HD
Market price method	Market price method	0.55~0.63
Comparable companies analysis method	Comparable companies analysis method	0.56~0.71
DCF method	DCF method	0.51~0.70

Under the market price method, Trustees performed the calculation based on the closing price of the common stock of BeNEXT Group and YUMESHIN HD on the calculation base date on the Tokyo Stock Exchange and the simple average of the closing prices of the common stock of BeNEXT Group and YUMESHIN HD for one month, three months and six months up to the calculation base date on the Tokyo Stock Exchange, with the calculation base date being the business day before the date of preparation of calculation document as January 28, 2021 (for BeNEXT Group, calculation base date: 1,266 yen, one month: 1,215 yen, three months: 1,154 yen, six months: 1,146 yen, for YUMESHIN HD, calculation base date: 720 yen, one month: 696 yen, three months: 719 yen, six months: 698 yen).

Under the comparable companies analysis method, Trustees performed the calculation with respect to BeNEXT Group, using EV/EBITDA multiples, by selecting TechnoPro Holdings, Inc., Forum Engineering Inc., and COPRO-HOLDINGS. Co., Ltd. as comparable companies among the domestic listed companies engaged in temporary staffing business, which is BeNEXT Group’s main business considering the comparability in business scale, etc. with BeNEXT Group. With respect to YUMESHIN HD, it performed the calculation, using EV/EBITDA multiples, by selecting TechnoPro Holdings, Inc., MEITEC CORPORATION, Altech Corporation and Forum Engineering Inc. as comparable companies among the domestic listed companies engaged in temporary staffing business, which is YUMESHIN HD’s main business considering the comparability, etc. in business scale with YUMESHIN HD.

Under the DCF method, Trustees evaluated the corporate value of BeNEXT Group by discounting the future cash flows based on financial forecast prepared by BeNEXT Group to their present value at a certain discount rate. It used a discount rate of 8.91% to 9.71%, and used the perpetuity growth rate method for calculating the continuous value, and performed the calculation with the perpetuity growth rate as 0.25% to 0.75% under the perpetuity growth rate method. The financial forecast used as the basis for the calculation does not include any fiscal year in which a considerable increase or decrease in profits is expected. The financial forecast has been prepared based on a stand-alone plan. On the other hand, YUMESHIN HD evaluated the corporate value by discounting the future cash flows based on financial forecast prepared by YUMESHIN HD to the present value at a certain discount rate. It used a discount rate of 7.88％～8.48％, and used the perpetuity growth rate method for calculating the continuous value, and performed the calculation with the perpetuity growth rate as 0.25% to 0.75% under the perpetuity growth rate method. The financial forecast used as the basis for the calculation does not include any fiscal year in which a considerable increase or decrease in profits is expected. The financial forecast has been prepared based on a stand-alone plan.

In principle, Trustees has used as is the materials and information provided by BeNEXT Group and YUMESHIN HD and publicly available information with respect to the calculation of the merger ratio, has assumed the accuracy and completeness of all materials and information analyzed and reviewed and there are no facts that may have a material impact on the calculation of the merger ratio that have not been disclosed to SBI Securities, and has not independently verified the accuracy or completeness of such materials and information nor assumed any obligation to do so. Trustees has not independently evaluated, appraised or assessed all the assets or liabilities of BeNEXT Group, YUMESHIN HD and their respective affiliates (including, but not limited to, derivatives, off-balance-sheet assets and liabilities, and other contingent liabilities), including the analysis and assessment of individual assets or liabilities, nor has requested any third party to evaluate, appraise or assess them. Trustees has assumed that the information related to financial projections provided have been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by respective management of BeNEXT Group and YUMESHIN HD and relied on this information without independent verification, with the consent of BeNEXT Group. Trustees’ calculation is based on the financial, economic, market and other conditions as of January 1, 2021.

b.	Likelihood of Delisting and Reasons therefor

Along with the Merger, common stock of YUMESHIN HD will be delisted as of March 30, 2021 pursuant to the delisting standards of the Tokyo Stock Exchange. After the delisting, common stock of YUMESHIN HD will become untradeable on the Tokyo Stock Exchange, but common stock of BeNEXT Group to be allotted to shareholders of YUMESHIN HD as of the effective date of the Merger is listed on the Tokyo Stock Exchange. Therefore, although some shareholders may receive only allotment of shares less than one unit depending on the number of shares they hold, we believe that the liquidity of the shares will be ensured as shares of one unit or more will continue to be tradable on the Tokyo Stock Exchange. After the effective date of the Merger, common stock of BeNEXT Group will continue to be listed on the First Section of the Tokyo Stock Exchange, which is BeNEXT Group’s current listed market. Shareholders of YUMESHIN HD who will hold shares less than one unit of BeNEXT Group as a result of the Merger will not be able to sell such shares less than one unit on the Tokyo Stock Exchange, but will be able to request the purchase of such shares less than one unit or the sale of the number of shares that will constitute one unit of shares when combined with the number of shares less than one unit held by them (the provision concerning the additional purchase system for shares less than one unit in the Articles of Incorporation of BeNEXT Group is scheduled to be added upon approval of a proposal for partial amendment of the Articles of Incorporation including the establishment of such provision at the general meeting of shareholders of BeNEXT Group scheduled to be held on March 26, 2021.). For details of such handling, please see (Note 3) in “2. Summary of the Management Integration (3) Details of the Allotment pertaining to the Merger” above. For details of handling of fractions less than one share, please see (Note 4) in “2. Summary of the Management Integration (3) Details of the Allotment pertaining to the Merger” above.

Until the final trading day of March 29, 2021 (scheduled), shareholders of YUMESHIN HD will be able to trade their common stock of YUMESHIN HD as usual on the Tokyo Stock Exchange and exercise their legal rights prescribed in the Companies Act and other relevant laws and regulations.

c.	Matters concerning the Appropriateness of the Amounts of Capital and Reserves of the Company Surviving the Absorption-type Merger

The amounts of the capital and reserves of BeNEXT Group, which will increase due to the Merger, will be determined by BeNEXT Group following the Article 35 or Article 36 of the Regulation on Corporate Accounting. The said amounts will be set at the numbers that will be judged as appropriate from the view of flexible capital policy.

d.	Reasons for Selecting Assets of the Said Categories as Consideration for Merger (paragraph (3), item (ii) of the same act)

BeNEXT Group and the Company chose the stocks of BeNEXT Group, which will become the company surviving the absorption-type merger, as consideration for merger as opposed to the stocks of the Company related to the Merger. BeNEXT Group and the Company has concluded as follows: Since BeNEXT Group is listed at the First Section of the Tokyo Stock Exchange, its stocks have liquidity, which will ensure opportunities to trade them. It is considered that shareholders of the Company will be able to benefit from effects of integration by the Merger through receiving shares of BeNEXT Group, which will become the company surviving the absorption-type merger. Based on this, it is appropriate to make the stocks of BeNEXT Group the consideration related to the Merger.

e.	Matters Considered to Avoid Harming the Interests of Shareholders of the Company Absorbed in the Absorption-type Merger

From the viewpoint of ensuring the fairness of the merger ratio in the Merger, as stated in the “3. Grounds, etc. for the Details of the Allotment pertaining to the Merger (1) Grounds and Reasons for the Details of the Allotment” above, both companies requested independent third-party appraisers to calculate the merger ratio, negotiated and discussed sincerely based on the results of the calculation, and resolved to execute the Merger based on the Merger Ratio at the meetings of the Board of Directors of both companies held on January 29, 2021.

Neither BeNEXT Group nor YUMESHIN HD has obtained an assessment of the fairness of the merger ratio (fairness opinion) from any of the third-party appraisers.

BeNEXT Group has appointed TMI Associates and YUMESHIN HD has appointed Iwaida Partners as their legal advisors, and have respectively received advice from a legal perspective regarding the method and process, etc. of decision-making of the Board of Directors, including procedures for the Merger. TMI Associates and Iwaida Partners are independent from BeNEXT Group and YUMESHIN HD and have no material interests in BeNEXT Group and YUMESHIN HD.

f.	Measures to Avoid Conflicts of Interest

Although the capital relationship between BeNEXT Group and YUMESHIN HD is extremely tenuous and does not give rise to any structural conflicts of interest, the following measures have been taken in order to avoid conflicts of interest in addition to the measures described in “(4) Measures to Ensure Fairness” above.

In the resolution of today’s meeting of the Board of Directors of BeNEXT Group, three outside directors and two outside corporate auditors who have no conflicts of interest in the Management Integration were present, and the resolution for the Management Integration was unanimously approved by all of the directors, including the three outside directors.

In addition, in the resolution of today’s meeting of the Board of Directors of YUMESHIN HD, three outside directors and two outside corporate auditors who have no conflicts of interest in the Management Integration were present, and the resolution for the Management Integration was unanimously approved by all of the directors, including the three outside directors.

(2) Matters that Should be Reference concerning Consideration for Merger (Article 182, paragraph (1), item (ii) and paragraph (4) of the Ordinance of Enforcement of the Companies Act)

a. Provisions of Articles of Incorporation of the Company Surviving the Absorption-type Merger (The same Article, paragraph (4), item (i) (a))

The articles of incorporation of BeNEXT Group as the company surviving the absorption-type merger is posted in the Company’s website (https://www.yumeshin-hd.co.jp). Please note that the relevant articles of incorporation is effective at the moment, and a proposal for partial change to the articles of incorporation is planned to be put on the agenda of the general meeting of shareholders of BeNEXT Group scheduled for March 26, 2021.

b. Matters concerning Methods for Conversion of Consideration for Merger (The same article, paragraph (4), item (i) (b))

① Market that Trade Consideration of Merger (The same item (b) (1))

Shares of BeNEXT Group has been traded at the First Section of the Tokyo Stock Exchange.

② The Person Acting as Intermediary, Broker, or Agency for Transactions of Consideration for Merger (The same item (b) (2))

Shares of BeNEXT Group are handled by securities firms, etc. across the country, acting as intermediaries, brokers or agencies.

③ The Content of Restriction on Transfer or Other Disposition of Consideration for Merger (The same item (b) (3))

Shareholders who will hold shares of less than one unit (less than 100 shares) of BeNEXT Group as a result of the Merger will not be able to sell such shares on a stock exchange. But shareholders who will hold shares less than one unit of BeNEXT Group will be able to use a purchase system (a system in which such shareholders will be able to request the purchase of their shares to BeNEXT Group pursuant to Article 192, paragraph (1) of the Companies Act) or an additional purchase system (a system in which such shareholders will be able to request the sale of the number of shares that will constitute one unit (100 shares) of shares when combined with the number of shares less than one unit held by them, pursuant to Article 194, paragraph (1) of the Companies Act and provisions of the Articles of Incorporation of BeNEXT Group).

c. Matters concerning Market Price of Consideration for Merger (The same Article, paragraph (4), item (i) (c))

The following is the trend of the price of shares of BeNEXT Group in the First Section of the Tokyo Stock Exchange for the past six months.

Monthly	August 2020	September	October	November	December	January 2021
Highest stock price (yen)	1,212	1,210	1,263	1,214	1,283	1,297
Lowest stock price (yen)	1,000	1,083	969	978	1,108	1,141

The market price of common stock of BeNEXT Group, the trend thereof and others are available from stock price information, charts, etc., disclosed on the website of Japan Exchange Group (https://www.jpx.co.jp/).

d. The Content of Balance Sheet of Company Surviving the Absorption-type Merger (The same Article, paragraph (4), item (i) (d))

BeNEXT Group submitted a securities report for any of the business years pursuant to provisions of Article 24, paragraph (1) of the Financial Instruments and Exchange Act. The content of the balance sheet of BeNEXT Group for its most recent business year is posted on the Company’s website (https://www.yumeshin-hd.co.jp).

(3)

Matters concerning the Appropriateness of the Provisions for Share Options pertaining Absorption-type Merger (Article 182, paragraph (1), item (iii) and paragraph (5), item (i) of the Ordinance of Enforcement of the Companies Act)

Upon the Merger, BeNEXT Group will deliver to each holder of the stock acquisition rights of the Company immediately prior to the time that the Merger becomes effective (hereinafter referred to as the “Base Time”) in Column 1 of ① through ⑥ of the table in Article 4, paragraph (1) of the Merger Agreement the same number of the stock acquisition rights of BeNEXT Group listed in Column 2 of ① through ⑥ of the same table as the total number of the stock acquisition rights as of the Base Time in lieu of the stock acquisition rights of the Company held by such holder. Regarding the handling of the above-mentioned delivering, based on the content of each stock acquisition right and the allotment ratio related to the Merger (hereinafter referred to as the “Merger Ratio”), BeNEXT Group will allot and deliver stock acquisition rights of BeNEXT Group to each holder of the stock acquisition rights of the Company in the effectively same conditions after adjusting the number of shares, which are the purpose of stock acquisition rights, in accordance with the Merger Ratio. Therefore, the Company regards the content as appropriate.

Please note that the Company has not issued bonds with stock acquisition rights.

(4)	Matters related to Financial Statements, etc. (Article 182, paragraph (1), item (iv) and paragraph (6) of the Ordinance of Enforcement of the Companies Act)

a. Following Matters regarding Company Surviving the Absorption-type Merger (The same Article, paragraph (6), item (i))

① The Content of the Balance Sheets, etc. pertaining the Most Recent Business Year of the Company Surviving the Absorption-type Merger (The same item (a))

The content of financial statements, etc. of the most recent business year of BeNEXT group is posted on the Company’s website (https://www.yumeshin-hd.co.jp).

② The Content of the Provisional Financial Statements, etc. as of the Last Day of the Most Recent Business Year of the Company Surviving the Absorption-type Merger as the Provisional Account Closing Date (The same item (b))

Not applicable.

③ The Content of the Disposition of Important Property, Burden of Major Obligations, or Other Event Having a Material Impact on the Status of Company Property that Occurs after the Last Day of the Most Recent Business Year of the Company Surviving the Absorption-type Merger (The same item (c))

BeNEXT Group resolved at the meeting of its Board of Directors held on August 21, 2020, to propose “Matter on Decrease of Capital Reserves” at the 16th Ordinary General Meeting of Shareholders, scheduled for September 30, 2020. Afterwards, the Meeting approved the proposal. Accordingly, the capital reserves were reduced by 3,363,520,650 yen as of November 13, 2020, and the corresponding amount was transferred to other capital surplus.

BeNEXT Group acquired shares of Left Capital for 1,335 million yen as the consideration as of January 6, 2021, thereby making Left Capital a wholly-owned subsidiary.

b.

The Content of the Disposition of Important Property, Burden of Major Obligations, or Other Event Having a Material Impact on the Status of Company Property that Occur after the Last Day of the Most Recent Business Year of the Company Absorbed in the Absorption-type Merger (The same paragraph, item (2) (a))

The Company resolved at the meeting of the Board of Directors held on November 20, 2020, to issue the 14th and 15th stock acquisition rights of the Company to officers and employees (excluding non-regular employees) of the Company and its subsidiaries pursuant to provisions of Article 236, Article 238 and Article 240 of the Companies Act. Accordingly, the Company issued 10,659 rights and 10,423 rights respectively as of February 8, 2021.

(5)

Matters related to Prospects of Performance of Obligations of the Company Surviving the Absorption-type Merger on or after the Day in which the Absorption-type Merger Becomes Effective. (Article 182, paragraph (1), item (v) of the Ordinance of Enforcement of the Companies Act)

In the balance sheet of BeNEXT Group as of June 30, 2020, assets were 23,383 million yen, liabilities were 11,946 million yen, and net assets were 11,436 million yen. Afterwards, no material change has occurred to these numbers.

In the balance sheet of the Company as of September 30, 2020, assets were 22,797 million yen, liabilities were 8,518 million yen, and net assets were 14,279 million yen. Afterwards, no material change has occurred to these numbers.

Additionally, no event is predicted at the moment that may cause material change to the status of the assets and liabilities of BeNEXT Group until the day on which the Merger becomes effective.

That being the case, the amount of the asses of BeNEXT Group is expected to considerably exceed that of the liabilities after the Merger.

Taking into account the above and the status of the earnings, cash flows and others of BeNEXT Group, the Company concludes that there will also be good prospects for performance of obligations of the Company after the day on which the Merger becomes effective.

4.	Matters related to Resolution of this Proposal

If the Merger Agreement is cancelled or becomes ineffective due to matters specified in Article 11 or Article 12 of the Merger Agreement, the resolution of this proposal will become ineffective.

5.	BeNext-Yumeshin Group after the Management Integration

(1)	Change to the articles of incorporation accompanying the change of the company name of BeNEXT Group

BeNEXT Group will revise its articles of incorporation to change its company name on the day in which the Merger becomes effective, under the condition that the Merger becomes effective. The proposal on the change of the articles of incorporation is planned to be put on the agenda of the general meeting of shareholders of BeNEXT Group scheduled for March 26, 2021. (The draft change to the articles of incorporation is posted on the Company’s website (https://www.yumeshin-hd.co.jp). The company name of BeNEXT Group is scheduled to be changed to “BeNext-Yumeshin Group Co.” (BeNEXT Group after the change of the company name is referred to as “BeNext-Yumeshin Group” hereinafter).

(2)	Corporate Governance System of BeNext-Yumeshin Group after the Management Integration

The Company concludes that it is desirable for directors elected at a general meeting of shareholders to make decisions on important matters related to company management and at the same time, perform the function to supervise themselves from the perspective of clarification of the soundness of management and optimization of business execution, and that it is desirable for corporate auditors, who are not involved in business execution, to audit directors executing their duties from the perspective of ensuring the soundness of management. Consequently, the corporate governance system of BeNext-Yumeshin Group after the Management Integration will be a company with a board of corporate auditors. For the purpose of performing swift and effective decision-making and business execution, a meeting of executive officers is planned to be installed, and a voluntary appointment committee and compensation committee that consist of outside directors and the representative director are planned to be installed as advisory bodies on appointment and compensation of officers and other important matters.

(3)	Composition of directors and corporate auditors of BeNext-Yumeshin Group after the Management Integration

The following proposals for election of directors and corporate auditors will be put on the agenda at the general meeting of shareholders of BeNEXT Group scheduled for March 26, 2021. Additionally, another proposal will be put on the agenda to revise the articles of incorporation related to matters including an increase in the prescribed numbers of directors and corporate auditors.

•	Matter of Election of Five Directors

Candidate Number	Name	Position and Responsibilities in the Company at Present
1	Daio Sato	President and Representative Director

2	Kenjiro Ogawa	Director

3	Yoshiyuki Fujii	Director and General Manager of Administrative Division

4	Tomohiro Sakamoto	Outside Director

5	Hajime Mita	Outside Director

•	Matter of Election of Two Corporate Auditors

Candidate Number	Name	Position in the Company at Present
1	Hirobumi Takahashi	Full-time Outside Corporate Auditor

2	Hiroaki Rokugawa	Outside Corporate Auditor

6.	Other

Not applicable.

Access to Venue of General Meeting of Shareholders

4-1, Marunouchi 1-chome, Chiyoda-ku, Tokyo

Conference Room at the head office on the 22nd floor of Marunouchi Eiraku Building

(Please note that the venue for this meeting is different from the one in which the last general meeting of shareholders was held.)

Friday, March 26, 2021
From 9:30 a.m. (Doors open at 9:00 a.m.) Japan time

Public Transport

Exit B1, Otemachi Station of Subway Tozai Line (about two-minute walk)

Exit No.1, Tokyo Station of Subway Marunouchi Line (about four-minute walk)

Marunouchi Central Gate, Tokyo Station, JR Line (about six-minute walk)